UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06540

Name of Fund: BlackRock MuniYield Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniYield Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 10/31/07

Date of reporting period: 11/01/06 - 04/30/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

Semi-Annual Reports                                                    BLACKROCK
(Unaudited)

APRIL 30, 2007

BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.

Quality Profiles as of April 30, 2007

                                                                     Percent of
BlackRock MuniYield Fund, Inc. by                                      Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa ......................................................          41.5%
AA/Aa ........................................................          14.3
A/A ..........................................................           9.6
BBB/Baa ......................................................           9.3
BB/Ba ........................................................           1.4
B/B ..........................................................           4.2
CCC/Caa ......................................................           3.6
NR (Not Rated) ...............................................          15.8
Other* .......................................................           0.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes and short-term investments.

                                                                     Percent of
BlackRock MuniYield Insured Fund, Inc. by                              Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa ......................................................          82.2%
AA/Aa ........................................................           4.6
A/A ..........................................................           6.6
BBB/Baa ......................................................           1.9
NR (Not Rated) ...............................................           3.5
Other* .......................................................           1.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.

--------------------------------------------------------------------------------
                                                                     Percent of
BlackRock MuniYield Quality Fund, Inc. by                              Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa ......................................................          85.8%
AA/Aa ........................................................           5.5
A/A ..........................................................           6.3
BBB/Baa ......................................................           0.3
NR (Not Rated) ...............................................           1.7
Other* .......................................................           0.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
                                                                     Percent of
BlackRock MuniYield Quality Fund II, Inc. by                           Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa ......................................................          85.6%
AA/Aa ........................................................           5.9
A/A ..........................................................           7.7
BBB/Baa ......................................................           0.3
Other* .......................................................           0.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

A Letter to Shareholders

Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:

Total Returns as of April 30, 2007                                                       6-month        12-month
================================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                              + 8.60%         +15.24%
----------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             + 6.86          + 7.83
----------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        +15.46          +19.81
----------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                      + 2.64          + 7.36
----------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           + 1.59          + 5.78
----------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)         + 6.96          +11.72
----------------------------------------------------------------------------------------------------------------

If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              3

A Discussion With Your Funds' Portfolio Managers

      The Funds posted total returns that surpassed their respective Lipper category averages for the period, as we maintained our focus on generating yield and protecting net asset value.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields traded in a fairly broad and volatile range over the past six months, only to end the period little changed. Overall, financial conditions have remained relatively balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (the Fed) has supported this trading range. The Fed is expected to maintain its "balanced" economic assessment at least into mid-year.

During the six-month reporting period, 30-year U.S. Treasury bond yields rose nine basis points (.09%) to 4.81%, while 10-year Treasury note yields rose two basis points to 4.63%. Similarly, movements were fairly muted in the tax-exempt market. As measured by Municipal Market Data, yields on AAA-rated municipal bonds maturing in 30 years declined three basis points to 4.10%, and yields on AAA-rated municipal bonds maturing in 10 years rose 12 basis points to 3.76%.

Investor demand for municipal product continued to strengthen throughout the six-month period. The Investment Company Institute reports that long-term municipal bond funds received over $8.7 billion in net new cash flows during the first three months of 2007, a 42% increase compared to the first three months of 2006. Weekly fund flows, as reported by AMG Data, also have risen. Weekly inflows during the three-month period ended April 30, 2007, averaged over $489 million, up from a weekly average of $400 million in fourth quarter 2006. The improving demand among retail investors reflects, in large part, increased acceptance of lower nominal yields and bond coupon structure. Throughout much of last year, retail-oriented municipal bond broker/dealers noted significant individual investor resistance to purchasing tax-exempt issues with yields below 4.50% and/or issues bearing nominal coupons below 5%. As tax-exempt bond yields have stabilized in recent months, it appears retail investors have become increasingly comfortable purchasing tax-exempt bonds with those characteristics, which has served to support the market's performance.

In terms of supply, issuance of long-term municipal bonds has increased over the past six months. More than $225 billion in new bonds was issued during the April reporting period, an increase of over 30% compared to the same six months one year ago. Over the past three months, municipalities issued more than $106 billion in new long-term tax-exempt bonds, an increase of more than 32% compared to the same period a year ago. So far this year, greater than $135 billion in long-term municipal bonds have been underwritten, putting 2007 annual issuance some 4% ahead of 2005's record pace. Issuers have continued to take advantage of historically low interest rates to refinance outstanding issues. In the first four months of 2007, we have seen 10 underwritings exceeding $1 billion in size. These "mega-deals" have continued to be relatively easily absorbed by market participants, especially non-traditional and foreign buyers who find the liquidity afforded by these deals to be particularly attractive.

Looking ahead, we believe investor demand will be critical in maintaining the tax-exempt market's strong technical position. The increase in new bond supply seen this year is unlikely to abate significantly, leading to record or near-record annual issuance. Relatively stable yield ratios compared to taxable bonds, coupled with a comparatively steep municipal yield curve, should help to sustain traditional and non-traditional investor interest in tax-exempt bonds and support the market's performance into mid-2007.


4              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

BlackRock MuniYield Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield Fund, Inc. had net annualized yields of 5.53% and 5.24%, based on a period-end per share net asset value of $14.89 and a per share market price of $15.71, respectively, and $.408 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.19%, based on a change in per share net asset value from $14.98 to $14.89, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +1.66% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

As in prior reporting periods, Fund performance continued to be driven by our above-average dividend yield, which is largely the result of the portfolio's exposure to lower-rated, higher-yielding credits. Another significant driver of positive performance was the refunding activity that has been evident in the market for some time. A number of the Fund's holdings were refunded during the period and enjoyed subsequent increases in value. An additional benefit of the refunding activity was a boost in the overall credit profile of the portfolio as some of our lower-rated or non-rated bonds were refunded (when a bond is refunded, the risk of default essentially drops to zero and, therefore, raises the credit quality to the equivalent of a AAA-rated issue).

For the most part, the Fund's interest rate exposure remained neutral during the six-month period and did not have a significant effect on performance. We did, however, employ some tactical hedging strategies in order to position the Fund a bit more defensively (that is, less interest rate exposure) late in the period. This move was in anticipation of the temporary weakness typically seen in the municipal market around the April tax deadline, when investors are focused more on allocating funds for tax payments than on buying bonds. While the "tax effect" was fairly muted this year, our hedging strategies did prove beneficial to performance for the period. On the negative side, a widening in credit spreads in the health care industry was a detractor, although the Fund's neutral exposure to that sector limited its influence on overall performance.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

In our last report to shareholders, we noted that portfolio activity had been focused on taking advantage of further flattening in the municipal yield curve by shifting assets to the 10-year to 15-year area of the curve. During the most recent six months, we made only modest efforts to pursue this strategy as we came to believe that the yield curve will potentially maintain its flatness for an extended period of time. While we still see the greatest value in the 10-year to 15-year part of the curve, we also foresee continued strength on the long end due, in part, to high demand from traditional investors who are drawn to the positively sloped municipal curve versus other asset classes. Additionally, issuers have lately become more inclined to raise capital through structured derivative products rather than traditional bonds. Should investor demand for structured products remain strong, the supply of long-term fixed rate bonds may be reduced, which would lend further strength to the long end of the curve.

Other activity during the six-month period included an effort to increase exposure to the high-grade housing and health care sectors as part of our larger goal of upgrading the overall credit profile of the portfolio. As heavy issuance occurred in both sectors, bond prices declined and we found attractive values on high-grade issues (AA or AAA). Given the persistently narrow credit spreads of these sectors and the added incentive of reduced prices on high-grade credits, we were able to increase the quality of the portfolio with less yield loss than is typically associated with a credit upgrade.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              5

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of: 3.50% for Series A, 3.65% for Series B, 3.45% for Series C, 3.40% for Series D, 3.55% for Series E, 3.53% for Series F and 3.52% for Series G. The Fed opted to keep the target short-term interest rate on hold at 5.25% throughout the period. As such, the Fund's borrowing costs were stable, but relatively high during the period as we experienced a typical spike related to the April tax-filing deadline. The municipal yield curve, although flat by historical standards, remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 11 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At period-end, the Fund was neutrally positioned in terms of interest rate risk, as it appears that the Fed will refrain from changing its target short-term interest rate for some time. When we see more definite signs that the economy is indeed continuing to slow to the point where the Fed is likely to lower rates, we will look to adjust the portfolio to take advantage of the falling-rate environment. We also intend to continue working on reducing the portfolio's credit exposure while maintaining the competitive income to shareholders that the Fund has consistently achieved for several years. At period-end, our borrowing costs were still elevated due to the seasonal spike associated with tax season, but we expect rates to settle back rather quickly and allow us more flexibility to pursue our credit strategies.

BlackRock MuniYield Insured Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield Insured Fund, Inc. had net annualized yields of 4.45% and 4.73%, based on a period-end per share net asset value of $15.22 and a per share market price of $14.33, respectively, and $.336 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.85%, based on a change in per share net asset value from $15.30 to $15.22, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +1.46% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance can be attributed to our long duration relative to our peers, a posture we assumed for the majority of the period. Rates moved within a very narrow range during the period, but our slightly long bias proved favorable at times when the market rallied (that is, rates fell and prices increased). This was particularly true toward the end of 2006.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


6              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

What changes were made to the portfolio during the period?

While we generally favored a long duration, we shifted to a slightly short bias in January and February in anticipation of a market decline. We refocused our efforts on increasing duration in March and April based on our belief that turmoil in the subprime mortgage market would bring yields down. Throughout the six months, we aimed to achieve additional yield for the portfolio by investing in longer-dated bonds, specifically in the 25-year to 30-year maturity range, while also seeking to protect the Fund's underlying value.

In our last report to shareholders, we noted a marked narrowing of credit spreads between municipal bonds issued by high-tax states and those issued by low-tax states. In seeking to capitalize on this trend, we looked to purchase high-quality bonds issued by the high-tax states, as opposed to bonds issued by low-tax states. Because of the relatively high income taxes imposed by these states, their securities typically meet with strong retail demand, which in turn creates a solid technical market, leading to better liquidity. We maintained that bias during this period, especially with regard to California issues, in which we maintained a position of approximately 23% of net assets.

Similarly, we maintained the Fund's exposure to the Pacific Northwest, where we continue to observe solid credit fundamentals. Bonds issued by the State of Washington made up approximately 10% of the portfolio.

Importantly, the Fund continued to be fully invested throughout the period, consistent with our goal of maintaining an attractive level of income.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.50% for Series A, 3.60% for Series B, 3.64% for Series C, 3.49% for Series D, 3.51% for Series E, 3.63% for Series F, 3.56% for Series G, 3.55% for Series H and 3.55% for Series I. The Fed kept its target interest rate unchanged during the six-month period at 5.25%. As such, the Fund's borrowing costs remained relatively stable. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to the Common Stock shareholder. (For a more complete explanation of the benefits and risks of leveraging, see page 11 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We ended the period with a fully invested portfolio and a neutral to slightly long duration relative to our peers. Municipal yields and credit spreads are near their all-time lows and the slope of the yield curve is historically very flat. However, a favorable supply/demand environment should continue to be supportive of present valuations in the municipal market.

Against this backdrop, we intend to continue our efforts to enhance yield for shareholders while also protecting the Fund's underlying value. To that end, we continue to look for maturities in the 25-year to 30-year area and to favor a neutral to slightly long portfolio duration, which offers the benefit of incremental yield. We believe above-average yields can provide for competitive Fund returns over time.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              7

BlackRock MuniYield Quality Fund, Inc.

How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield Quality Fund, Inc. had net annualized yields of 4.53% and 4.79%, based on a period-end per share net asset value of $15.21 and a per share market price of $14.39, respectively, and $.342 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.69%, based on a change in per share net asset value from $15.32 to $15.21, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +1.46% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The Fund's positive performance is primarily attributed to two factors. First, in prior periods, we had focused on investing further out along the municipal yield curve, a strategy that continued to benefit performance as longer-dated bonds outperformed issues with shorter maturities during this period (that is, the yield curve flattened). Second, several bond holdings were advance refunded during the period, which also proved advantageous. When bonds are refunded ahead of their maturity date, they generally rise sharply in value. Finally, it is worth noting that the Fund's relatively neutral status in terms of duration (a measure of interest rate sensitivity) provided an incremental advantage versus our peers that had taken a more severe bias in terms of the direction of interest rates. Overall, interest rates were volatile but little changed over the course of the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We maintained the Fund's fully invested stance and relatively neutral posture on interest rate risk. In terms of specific portfolio activity during the period, we sold some recently advance refunded positions, as their book yields were not significantly above current market yields, and moved into higher-yielding current issues. In doing so, we focused on bonds that could be advance refunded in the future, primarily premium-coupon, high-quality bonds in the 15-year to 20-year maturity range, which would allow us to replicate the same types of trades again (that is, sell bonds with lower yields in exchange for bonds with higher yields as the curve steepens).

The Fund has the ability to invest in bonds that are not insured, and we made use of that uninsured basket in an effort to enhance yield in the portfolio. Of course, "uninsured" does not necessarily mean substantially lower quality. In many cases, uninsured bonds are AAA-rated due to other types of enhancements. As such, our use of the uninsured basket did not translate into a meaningful drop in the Fund's credit quality.


8              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

We had ample opportunity to add single-family housing bonds and health care-related issues to the portfolio given heavy issuance in the two sectors during the period. In both cases, yields were more attractive than they had been in the past couple of years. The single-family housing bonds are generally rated AA or AAA, even without insurance. In the health care sector, we primarily found opportunities in A-rated and AA-rated hospital issues. So, again, we were able to take advantage without a huge sacrifice in terms of credit quality.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.67% for Series A, 3.55% for Series B, 3.53% for Series C, 3.61% for Series D and 3.55% for Series E. The Fed kept its target interest rate unchanged during the six-month period at 5.25%. As such, the Fund's borrowing costs remained relatively stable. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to the Common Stock shareholder. (For a more complete explanation of the benefits and risks of leveraging, see page 11 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund ended the period in a neutral position with respect to interest rate risk. We believe this is the appropriate posture with the Fed on hold and given the historical flatness of the yield curve. We will look for a steepening of the yield curve to provide attractive investment opportunities for the portfolio. In particular, we believe the 15-year to 20-year area of the curve could offer strong relative performance in the future.

The Fund was fully invested at period-end, reflecting our efforts to enhance tax-free income for our shareholders. Overall, we maintain our focus on providing shareholders with a competitive yield and preservation of net asset value within the context of a high-quality portfolio.

BlackRock MuniYield Quality Fund II, Inc.

How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield Quality Fund II, Inc. had net annualized yields of 4.46% and 4.77%, based on a period-end per share net asset value of $13.55 and a per share market price of $12.67, respectively, and $.300 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.76%, based on a change in per share net asset value from $13.64 to $13.55, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +1.46% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The Fund's positive performance is primarily attributed to two factors. First, in prior periods, we had focused on investing further out along the municipal yield curve, a strategy that continued to benefit performance as longer-dated bonds outperformed issues with shorter maturities during this period (that is, the yield curve flattened). Second, several bond holdings were advance refunded during the period, which also proved advantageous. When bonds are refunded ahead of their maturity date, they generally rise sharply in value. Finally, it is worth noting that the Fund's relatively neutral status in terms of duration (a measure of interest rate sensitivity) provided an incremental advantage versus our peers that had taken a more severe bias in terms of the direction of interest rates. Overall, interest rates were volatile but little changed over the course of the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              9

A Discussion With Your Funds' Portfolio Managers (concluded)

What changes were made to the portfolio during the period?

We maintained the Fund's fully invested stance and relatively neutral posture on interest rate risk. In terms of specific portfolio activity during the period, we sold some recently advance refunded positions, as their book yields were not significantly above current market yields, and moved into higher-yielding current issues. In doing so, we focused on bonds that could be advance refunded in the future, primarily premium-coupon, high-quality bonds in the 15-year to 20-year maturity range, which would allow us to replicate the same types of trades again (that is, sell bonds with lower yields in exchange for bonds with higher yields as the curve steepens).

The Fund has the ability to invest in bonds that are not insured, and we made use of that uninsured basket in an effort to enhance yield in the portfolio. Of course, "uninsured" does not necessarily mean substantially lower quality. In many cases, uninsured bonds are AAA-rated due to other types of enhancements. As such, our use of the uninsured basket did not translate into a meaningful drop in the Fund's credit quality.

We had ample opportunity to add single-family housing bonds and health care-related issues to the portfolio given heavy issuance in the two sectors during the period. In both cases, yields were more attractive than they had been in the past couple of years. The single-family housing bonds are generally rated AA or AAA, even without insurance. In the health care sector, we primarily found opportunities in A-rated and AA-rated hospital issues. So, again, we were able to take advantage without a huge sacrifice in terms of credit quality.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.64% for Series A, 3.60% for Series B, 3.55% for Series C and 3.57% for Series D. The Fed kept its target interest rate unchanged during the six-month period at 5.25%. As such, the Fund's borrowing costs remained relatively stable. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to the Common Stock shareholder. (For a more complete explanation of the benefits and risks of leveraging, see page 11 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund ended the period in a neutral position with respect to interest rate risk. We believe this is the appropriate posture with the Fed on hold and given the historical flatness of the yield curve. We will look for a steepening of the yield curve to provide attractive investment opportunities for the portfolio. In particular, we believe the 15-year to 20-year area of the curve could offer strong relative performance in the future.

The Fund was fully invested at period-end, reflecting our efforts to enhance tax-free income for our shareholders. Overall, we maintain our focus on providing shareholders with a competitive yield and preservation of net asset value within the context of a high-quality portfolio.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
BlackRock MuniYield Fund, Inc.

William R. Bock
Vice President and Portfolio Manager
BlackRock MuniYield Insured Fund, Inc.

Michael A. Kalinoski, CFA
Vice President and Portfolio Manager
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.

May 21, 2007


10              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

The Benefits and Risks of Leveraging

The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of April 30, 2007, BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. had leverage amounts, due to Auction Market Preferred Stock, of 33.85%, 35.75%, 35.07% and 34.55% of total net assets, respectively, before the deduction of Preferred Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              11

Schedule of Investments as of April 30, 2007 (Unaudited)
                                  BlackRock MuniYield Fund, Inc.  (in Thousands)
       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Alabama -- 3.4%
               Birmingham, Alabama, Special Care Facilities Financing
                 Authority, Revenue Refunding Bonds (Ascension
                 Health Credit), Series C-2:
    $ 4,540        5% due 11/15/2036                                     $ 4,707
      3,300        5% due 11/15/2039                                       3,413
      5,250    Jefferson County, Alabama, Limited Obligation School
                 Warrants, Series A, 5.50% due 1/01/2022                   5,694
               Tuscaloosa, Alabama, Special Care Facilities Financing
                 Authority, Residential Care Facility Revenue Bonds
                 (Capstone Village, Inc. Project), Series A:
      2,200        5.625% due 8/01/2025                                    2,218
      6,425        5.875% due 8/01/2036                                    6,550
================================================================================
Arizona -- 8.9%
               Arizona State Transportation Board, Highway Revenue
                 Bonds, Sub-Series A:
      5,825        5% due 7/01/2021                                        6,188
      7,030        5% due 7/01/2022                                        7,469
      5,240        5% due 7/01/2023                                        5,544
      3,300    Maricopa County, Arizona, IDA, Education Revenue
                 Bonds (Arizona Charter Schools Project 1), Series A,
                 6.75% due 7/01/2029                                       3,369
               Maricopa County, Arizona, IDA, M/F Housing Revenue
                 Refunding Bonds (CRS Pine Ridge Housing
                 Corporation), Series A-1 (e)(h):
      5,000        6% due 10/20/2031                                       5,374
      5,000        6.05% due 10/20/2036                                    5,335
               Phoenix, Arizona, IDA, Airport Facility, Revenue
                 Refunding Bonds (America West Airlines Inc.
                 Project), AMT:
      3,000        6.25% due 6/01/2019                                     3,071
      5,090        6.30% due 4/01/2023                                     5,180
               Phoenix, Arizona, IDA, M/F Housing Revenue Bonds
                 (Summit Apartments LLC Project) (h):
      1,610        6.25% due 7/20/2022                                     1,758
      1,425        6.45% due 7/20/2032                                     1,555
      1,305        6.55% due 7/20/2037                                     1,427
               Pima County, Arizona, IDA, Education Revenue
                 Refunding Bonds (Arizona Charter Schools
                 Project II), Series A:
        570        6.75% due 7/01/2011 (j)                                   633
        830        6.75% due 7/01/2031                                       890
               Vistancia Community Facilities District, Arizona, GO:
      3,000        5.50% due 7/15/2020                                     3,247
      2,125        5.75% due 7/15/2024                                     2,318
      5,900    Yavapai County, Arizona, IDA, Hospital Facility Revenue
                 Bonds (Yavapai Regional Medical Center), Series A,
                 6% due 8/01/2033                                          6,377
================================================================================
Arkansas -- 0.7%
               University of Arkansas, University Construction
                 Revenue Bonds (UAMS Campus) (i):
      2,000        Series B, 5% due 11/01/2020                             2,131
      1,600        Series B, 5% due 11/01/2027                             1,688
      1,000    University of Arkansas, University Revenue Refunding
                 Bonds (UAMS Campus), Series A, 5%
                 due 11/01/2014 (i)                                        1,079
================================================================================
California -- 15.4%
               California State Public Works Board, Lease
                 Revenue Bonds:
      2,000        (Department of Corrections), Series C, 5%
                     due 6/01/2025                                         2,083
      4,500        (Department of Mental Health -- Coalinga State
                     Hospital), Series A, 5.125% due 6/01/2029             4,730
      8,760    California State, GO, 5% due 2/01/2014 (j)                  9,445
               California State, Various Purpose, GO:
      6,800        5.25% due 11/01/2025                                    7,282
     10,000        5% due 4/01/2031 (a)                                   10,773
      5,550        5.50% due 11/01/2033                                    6,036
               Golden State Tobacco Securitization Corporation of
                 California, Tobacco Settlement Revenue Bonds:
      5,500        Series A-3, 7.875% due 6/01/2013 (j)                    6,707
      7,500        Series A-4, 7.80% due 6/01/2013                         9,119
      5,965    Golden State Tobacco Securitization Corporation of
                 California, Tobacco Settlement Revenue Refunding
                   Bonds, Senior Series A-1, 5.125% due 6/01/2047          5,976
     25,970    Los Angeles, California, Unified School District, GO,
                 Series A, 5% due 7/01/2013 (g)(j)                        27,890
      5,145    Santa Clara, California, Subordinated Electric Revenue
                 Bonds, Series A, 5% due 7/01/2022 (i)                     5,403
      7,465    University of California Revenue Bonds (Multiple
                 Purpose Projects), Series Q, 5% due 9/01/2021 (g)         7,898
================================================================================

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each fund's Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
PILOT     Payment in Lieu of Taxes
RIB       Residual Interest Bonds
ROLS      Reset Option Long Securities
S/F       Single-Family
VRDN      Variable Rate Demand Notes


12              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

                                   BlackRock MuniYield Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Colorado -- 4.4%
    $ 3,245    Colorado Educational and Cultural Facilities Authority,
                 Revenue Refunding Bonds (University of Denver
                 Project), Series B, 5.25% due 3/01/2016 (d)(j)          $ 3,582
        280    Colorado HFA, Revenue Refunding Bonds (S/F Program),
                 AMT, Series D-2, 6.90% due 4/01/2029                        290
      8,000    Denver, Colorado, City and County Airport Revenue
                 Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)            8,963
               Elk Valley, Colorado, Public Improvement Revenue
                 Bonds (Public Improvement Fee), Series A:
      1,615        7.10% due 9/01/2014                                     1,724
      5,065        7.35% due 9/01/2031                                     5,372
               Plaza Metropolitan District Number 1, Colorado, Tax
                 Allocation Revenue Bonds (Public Improvement Fees):
      6,850        8% due 12/01/2025                                       7,609
      1,885        8.125% due 12/01/2025                                   1,902
================================================================================
Connecticut -- 0.1%
        350    Connecticut State Development Authority, IDR (AFCO
                 Cargo BDL-LLC Project), AMT, 7.35% due 4/01/2010            366
================================================================================
Delaware -- 0.3%
      2,000    New Castle County, Delaware, PCR (General Motors
                 Corporation Project), VRDN, 7% due 10/01/2008 (n)         2,000
================================================================================
Florida -- 6.2%
      4,240    Highlands County, Florida, Health Facilities Authority,
                 Hospital Revenue Bonds (Adventist Health System),
                 Series C, 5.25% due 11/15/2036                            4,437
               Hillsborough County, Florida, IDA, Exempt Facilities
                 Revenue Bonds (National Gypsum Company), AMT:
     11,500        Series A, 7.125% due 4/01/2030                         12,465
      5,000        Series B, 7.125% due 4/01/2030                          5,420
      4,705    Lee County, Florida, Revenue Bonds, 5%
                 due 10/01/2022 (a)                                        4,975
      5,450    Midtown Miami, Florida, Community Development
                 District, Special Assessment Revenue Bonds, Series B,
                 6.50% due 5/01/2037                                       6,006
      1,100    Orange County, Florida, Health Facilities Authority,
                 Health Care Revenue Refunding Bonds
                 (Orlando Lutheran Towers), 5.375% due 7/01/2020           1,106
      2,500    Orlando, Florida, Greater Orlando Aviation Authority,
                 Airport Facilities Revenue Bonds (JetBlue Airways
                 Corp.), AMT, 6.50% due 11/15/2036                         2,666
      4,620    Santa Rosa Bay Bridge Authority, Florida, Revenue
                 Bonds, 6.25% due 7/01/2028                                4,693
================================================================================
Georgia -- 1.5%
      4,600    Atlanta, Georgia, Tax Allocation Bonds (Atlantic
                 Station Project), 7.90% due 12/01/2024                    5,090
               Brunswick and Glynn County, Georgia, Development
                 Authority, First Mortgage Revenue Bonds (Coastal
                 Community Retirement Corporation Project), Series A:
      2,285        7.125% due 1/01/2025                                    1,840
      3,595        7.25% due 1/01/2035                                     2,894
================================================================================
Idaho -- 1.6%
        170    Idaho Housing Agency, S/F Mortgage Revenue
                 Refunding Bonds, AMT, Senior Series C-2, 7.15%
                 due 7/01/2023                                               175
     10,000    Power County, Idaho, Industrial Development
                 Corporation, Solid Waste Disposal Revenue Bonds
                 (FMC Corporation Project), AMT, 6.45%
                 due 8/01/2032                                            10,600
================================================================================
Illinois -- 4.2%
      1,000    Bolingbrook, Illinois, Special Services Area Number 1,
                 Special Tax Bonds (Forest City Project), 5.90%
                 due 9/01/2007 (m)                                         1,036
     13,200    Chicago, Illinois, O'Hare International Airport Revenue
                 Bonds, Third Lien, AMT, Series B-2, 6%
                 due 1/01/2029 (p)                                        14,780
      3,915    Chicago, Illinois, O'Hare International Airport, Special
                 Facility Revenue Refunding Bonds (American Airlines
                 Inc. Project), 8.20% due 12/01/2024                       3,966
               Illinois State Finance Authority Revenue Bonds:
      1,750        (Friendship Village of Schaumburg), Series A,
                     5.625% due 2/15/2037                                  1,806
      2,155        (Landing At Plymouth Place Project), Series A, 6%
                     due 5/15/2037                                         2,297
      4,000    Metropolitan Pier and Exposition Authority, Illinois,
                 Dedicated State Tax Revenue Bonds (McCormick
                 Place Expansion), Series A, 5.50% due 6/15/2023 (i)       4,306
================================================================================
Indiana -- 1.1%
      2,850    Indiana Municipal Power Agency, Power Supply System
                 Revenue Bonds, Series A, 5% due 1/01/2029 (d)             3,000
      4,300    Indiana Transportation Finance Authority, Highway
                 Revenue Bonds, Series A, 5% due 6/01/2013 (g)(j)          4,597
================================================================================
Kansas -- 0.2%
      1,250    Lenexa, Kansas, Health Care Facility Revenue Bonds
                 (Lakeview Village Inc.), Series C, 6.875%
                 due 5/15/2032                                             1,358
================================================================================
Kentucky -- 0.5%
               Kentucky Economic Development Finance Authority,
                 Health System Revenue Refunding Bonds
                 (Norton Healthcare, Inc.), Series A:
      2,350        6.625% due 10/01/2010 (j)                               2,584
        650        6.625% due 10/01/2028                                     712
================================================================================
Louisiana -- 5.7%
      6,750    Louisiana Public Facilities Authority, Hospital Revenue
                 Bonds (Franciscan Missionaries of Our Lady Health
                 System, Inc.), Series A, 5.25% due 8/15/2036              7,054
      1,000    Louisiana Public Facilities Authority, Revenue
                 Refunding Bonds (Pennington Medical Foundation
                 Project), 5% due 7/01/2031                                1,021
     10,000    Louisiana State Citizens Property Insurance Corporation,
                 Assessment Revenue Bonds, Series B, 5%
                 due 6/01/2020 (a)                                        10,653
     19,000    Port New Orleans, Louisiana, IDR, Refunding
                 (Continental Grain Company Project), 6.50%
                 due 1/01/2017                                            19,332
================================================================================


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              13

                                   BlackRock MuniYield Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Maryland -- 4.0%
               Baltimore, Maryland, Convention Center Hotel
                 Revenue Bonds:
    $ 5,615        Senior Series A, 5.25% due 9/01/2039 (p)              $ 6,071
      1,920        Sub-Series B, 5.875% due 9/01/2039                      2,048
      2,580    Maryland State Community Development
                 Administration, Department of Housing and
                 Community Development, Residential Revenue
                 Refunding Bonds, AMT, Series A, 4.65%
                 due 9/01/2032                                             2,546
      3,000    Maryland State Energy Financing Administration,
                 Limited Obligation Revenue Bonds (Cogeneration --
                 AES Warrior Run), AMT, 7.40% due 9/01/2019                2,990
               Maryland State Health and Higher Educational
                 Facilities Authority, Revenue Refunding Bonds:
      6,375        (Peninsula Regional Medical Center), 5%
                     due 7/01/2036                                         6,559
      4,000        (University of Maryland Medical System), 6%
                     due 7/01/2032                                         4,314
        500    Maryland State Industrial Development Financing
                 Authority, Economic Development Revenue Bonds
                 (Our Lady of Good Counsel School), Series A, 6%
                 due 5/01/2035                                               537
      1,500    Prince Georges County, Maryland, Special Obligation
                 Bonds (National Harbor Project), 5.20%
                 due 7/01/2034                                             1,536
================================================================================
Massachusetts -- 2.8%
      1,410    Massachusetts State College Building Authority,
                 Project Revenue Bonds, Series A, 5%
                 due 5/01/2031 (a)                                         1,496
      3,500    Massachusetts State Development Finance Agency,
                 Human Service Provider Revenue Bonds (Seven Hills
                 Foundation & Affiliates), 5% due 9/01/2035 (k)            3,630
      2,750    Massachusetts State Development Finance Agency,
                 Revenue Refunding Bonds (Western New England
                 College), Series A, 5% due 9/01/2033 (b)                  2,885
     10,000    Massachusetts State Special Obligation Dedicated Tax
                 Revenue Bonds, 5.25% due 1/01/2014 (d)(j)                10,859
================================================================================
Michigan -- 1.5%
      6,060    Macomb County, Michigan, Hospital Finance Authority,
                 Hospital Revenue Bonds (Mount Clemens General
                 Hospital), Series B, 5.875% due 11/15/2034                6,425
      1,000    Michigan State Hospital Finance Authority, Revenue
                 Refunding Bonds (Henry Ford Health System),
                 Series A, 5.25% due 11/15/2032                            1,056
      2,500    Michigan State Strategic Fund, PCR, Refunding
                 (General Motors Corp.), 6.20% due 9/01/2020               2,562
================================================================================
Minnesota -- 1.2%
               Eden Prairie, Minnesota, M/F Housing Revenue Bonds
                 (Rolling Hills Project), Series A (h):
        420        6% due 8/20/2021                                          458
      2,000        6.20% due 2/20/2043                                     2,168
        935    Minneapolis, Minnesota, M/F Housing Revenue Bonds
                 (Gaar Scott Loft Project), AMT, 5.95% due 5/01/2030         971
      4,500    Minnesota State Municipal Power Agency, Electric
                 Revenue Bonds, 5% due 10/01/2030                          4,682
================================================================================
Mississippi -- 1.0%
      6,405    Mississippi Business Finance Corporation Revenue
                 Bonds (Northrop Grumman Ship System), 4.55%
                 due 12/01/2028                                            6,401
================================================================================
Missouri -- 3.7%
      2,690    Fenton, Missouri, Tax Increment Revenue Refunding
                 and Improvement Bonds (Gravois Bluffs), 7%
                 due 10/01/2011 (j)                                        3,066
               Missouri State Highways and Transportation
                 Commission, First Lien State Road Revenue Bonds,
                 Series A:
      5,000        5% due 5/01/2020                                        5,379
     15,000        5% due 5/01/2021                                       16,101
         20    Missouri State Housing Development Commission, S/F
                 Mortgage Revenue Bonds, Homeownership, AMT,
                 Series B, 7.55% due 9/01/2027 (f)(h)                         20
================================================================================
Nebraska -- 0.3%
               Lincoln, Nebraska, Sanitation and Sewer
                 Revenue Bonds:
        865        4.25% due 6/15/2024                                       862
        905        4.25% due 6/15/2025                                       900
================================================================================
New Hampshire -- 0.6%
      3,425    New Hampshire Health and Education Facilities
                 Authority, Revenue Refunding Bonds (Elliot Hospital),
                 Series B, 5.60% due 10/01/2022                            3,634
================================================================================
New Jersey -- 16.8%
     11,435    New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%
                 due 6/15/2024                                            12,033
               New Jersey EDA, First Mortgage Revenue Bonds:
        710        (Lions Gate Project), Series A, 5.75%
                     due 1/01/2025                                           738
        230        (Lions Gate Project), Series A, 5.875%
                     due 1/01/2037                                           241
      3,000        (The Presbyterian Home), Series A, 6.375%
                     due 11/01/2031                                        3,183
     20,000    New Jersey EDA, Motor Vehicle Surcharge Revenue
                 Bonds, Series A, 5% due 7/01/2029 (i)                    21,044
      4,400    New Jersey EDA, Retirement Community Revenue
                 Bonds (Cedar Crest Village Inc. Facility), Series A,
                 7.25% due 11/15/2011 (j)                                  5,051
      8,825    New Jersey EDA, School Facilities Construction Revenue
                 Bonds, Series O, 5.25% due 3/01/2023                      9,554
               New Jersey EDA, Special Facility Revenue Bonds
                 (Continental Airlines Inc. Project), AMT:
      3,905        6.25% due 9/15/2019                                     4,028
     14,000        6.25% due 9/15/2029                                    14,468
               New Jersey Health Care Facilities Financing Authority
                 Revenue Bonds (Pascack Valley Hospital Association):
      1,515        6% due 7/01/2013                                        1,541
      1,835        6.625% due 7/01/2036                                    1,901
               New Jersey State Transportation Trust Fund Authority,
                 Transportation System Revenue Bonds,:
      3,975        Series A, 5.50% due 12/15/2021                          4,549
      6,600        Series A, 5.50% due 12/15/2022                          7,575
     13,110        Series C, 5.05% due 12/15/2035 (a)(m)                   3,698
      5,425        Series D, 5% due 6/15/2019 (g)                          5,796
      9,410        Series D, 5% due 6/15/2020                              9,943
      7,000        Series D, 5% due 6/15/2020 (g)                          7,456
================================================================================


14              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

                                   BlackRock MuniYield Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
New York -- 15.4%
    $ 2,200    Dutchess County, New York, IDA, Civic Facility Revenue
                 Refunding Bonds (Saint Francis Hospital), Series A,
                 7.50% due 3/01/2029                                     $ 2,446
      2,400    Erie County, New York, IDA, Revenue Bonds (Orchard
                 Park CCRC, Inc. Project), Series A, 6%
                 due 11/15/2026                                            2,558
     11,000    Metropolitan Transportation Authority, New York,
                 Transportation Revenue Refunding Bonds, Series F,
                 5% due 11/15/2035                                        11,529
               New York City, New York, City IDA, PILOT Revenue
                 Bonds (Queens Baseball Stadium Project) (a):
      2,000        5% due 1/01/2022                                        2,149
      2,175        5% due 1/01/2023                                        2,333
      1,250    New York City, New York, City IDA, Special Facility
                 Revenue Bonds (British Airways Plc Project), AMT,
                 7.625% due 12/01/2032                                     1,388
     10,000    New York City, New York, City Municipal Water Finance
                 Authority, Water and Sewer System, Revenue
                 Refunding Bonds, 5.50% due 6/15/2010 (j)                 10,634
               New York City, New York, GO:
     10,000        Series M, 5% due 4/01/2021                             10,562
      2,500        Series O, 5% due 6/01/2033                              2,622
      6,500    New York Liberty Development Corporation, Revenue
                 Bonds (Goldman Sachs Headquarters), 5.25%
                 due 10/01/2035                                            7,437
               New York State Dormitory Authority, Non-State
                 Supported Debt, Revenue Refunding Bonds:
      3,145        (Mount Sinai Health), Series A, 6.75%
                     due 7/01/2010 (j)                                     3,459
      1,855        (Mount Sinai-NYU Medical Center Health System),
                     Series A, 6.75% due 7/01/2020                         1,996
      5,000    New York State Dormitory Authority, State Personal
                 Income Tax Revenue Bonds (Education), Series F, 5%
                 due 3/15/2035                                             5,266
      8,360    New York State Dormitory Authority, Supported Debt
                 Revenue Refunding Bonds (Department of Health),
                 Series A, 5% due 7/01/2023 (c)                            8,836
      2,500    Suffolk County, New York, IDA, IDR, Refunding
                 (Nissequogue Cogeneration Partners Facility), AMT,
                 5.50% due 1/01/2023                                       2,486
      9,400    Tobacco Settlement Financing Corporation of New
                 York Revenue Bonds, Series C-1, 5.50%
                 due 6/01/2021                                            10,171
     10,000    Triborough Bridge and Tunnel Authority, New York,
                 Subordinate Revenue Bonds, 5.25%
                 due 11/15/2030                                           10,654
               Westchester County, New York, IDA, Continuing Care
                 Retirement, Mortgage Revenue Bonds (Kendal on
                 Hudson Project), Series A:
      3,450        6.375% due 1/01/2024                                    3,695
      2,895        6.50% due 1/01/2034                                     3,106
================================================================================
North Carolina -- 1.8%
      4,750    North Carolina Eastern Municipal Power Agency, Power
                 System Revenue Bonds, Series D, 6.75%
                 due 1/01/2026                                             5,096
        150    North Carolina HFA, Home Ownership Revenue Bonds,
                 AMT, Series 8-A, 6.20% due 7/01/2016                        154
      1,000    North Carolina Medical Care Commission, Health Care
                 Facilities, First Mortgage Revenue Bonds (Arbor Acres
                 Community Project), 6.375% due 3/01/2012 (j)              1,109
      5,000    North Carolina Medical Care Commission, Health Care
                 Facilities, First Mortgage Revenue Bonds (Presbyterian
                 Homes Project), 5.40% due 10/01/2027                      5,187
        675    North Carolina, HFA, S/F Revenue Bonds, Series II,
                 6.20% due 3/01/2016 (e)                                     699
================================================================================
Ohio -- 3.1%
      3,000    Cincinnati, Ohio, City School District, GO (Classroom
                 Construction and Improvement), Refunding, 5.25%
                 due 12/01/2020 (d)                                        3,390
               Cuyahoga County, Ohio, Mortgage Revenue Bonds
                 (West Tech Apartments Project), AMT (h):
        141        5.75% due 9/20/2020                                       140
        225        5.85% due 9/20/2030                                       223
      5,065    Hamilton County, Ohio, Sewer System Improvement
                 Revenue Bonds (The Metropolitan Sewer District of
                 Greater Cincinnati), Series B, 5% due 12/01/2028 (i)      5,373
      2,175    Lucas County, Ohio, Health Care Facility Revenue
                 Refunding and Improvement Bonds (Sunset
                 Retirement Communities), Series A, 6.625%
                 due 8/15/2030                                             2,325
      5,000    Mason, Ohio, City School District, GO (School
                 Improvement), 5% due 6/01/2014 (g)(j)                     5,382
        970    Port of Greater Cincinnati Development Authority, Ohio,
                 Special Assessment Revenue Bonds (Cooperative
                 Public Parking Infrastructure Project), 6.30%
                 due 2/15/2024                                             1,050
               Toledo-Lucas County, Ohio, Port Authority Revenue
                 Bonds (Saint Mary Woods Project), Series A:
        750        6% due 5/15/2024                                          760
      2,250        6% due 5/15/2034                                        2,264
================================================================================
Oregon -- 1.4%
      4,405    Oregon State Department of Administrative Services,
                 COP, Series A, 6% due 5/01/2010 (a)(j)                    4,734
      2,720    Oregon State, GO, Refunding (Veterans Welfare),
                 Series 80A, 5.70% due 10/01/2032                          2,737
      1,830    Portland, Oregon, Housing Authority, Housing Revenue
                 Bonds (Pine Square and University Place), Series A,
                 5.875% due 1/01/2022                                      1,882
================================================================================


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              15

                                  BlackRock MuniYield Fund, Inc.  (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Pennsylvania -- 4.8%
    $ 5,270    Pennsylvania Economic Development Financing
                 Authority, Exempt Facilities Revenue Bonds
                 (National Gypsum Company), AMT, Series A, 6.25%
                 due 11/01/2027                                          $ 5,519
      2,450    Pennsylvania HFA, S/F Mortgage Revenue Refunding
                 Bonds, AMT, Series 97A, 4.60% due 10/01/2027              2,408
     16,270    Pennsylvania State Higher Educational Facilities
                 Authority, Health Services Revenue Refunding Bonds
                 (Allegheny Delaware Valley Obligation), Series C,
                 5.875% due 11/15/2016 (i)                                16,619
      1,265    Philadelphia, Pennsylvania, Authority for IDR,
                 Commercial Development, 7.75% due 12/01/2017              1,268
      5,000    Sayre, Pennsylvania, Health Care Facilities Authority,
                 Revenue Bonds (Guthrie Healthcare System),
                 Series B, 7.125% due 12/01/2011 (j)                       6,010
================================================================================
Rhode Island -- 1.1%
      4,240    Central Falls, Rhode Island, Detention Facility
                 Corporation, Detention Facility, Revenue Refunding
                 Bonds, 7.25% due 7/15/2035                                4,765
               Woonsocket, Rhode Island, GO (d):
      1,225        6% due 10/01/2017                                       1,324
      1,195        6% due 10/01/2018                                       1,291
================================================================================
South Dakota -- 0.8%
      5,210    South Dakota State Health and Educational Facilities
                 Authority Revenue Bonds (Sanford Health), 5%
                 due 11/01/2040                                            5,380
================================================================================
Tennessee -- 3.9%
      4,340    Hardeman County, Tennessee, Correctional Facilities
                 Corporation Revenue Bonds, 7.75% due 8/01/2017            4,443
     10,000    McMinn County, Tennessee, IDB, Solid Waste Revenue
                 Bonds (Recycling Facility -- Calhoun Newsprint),
                 AMT, 7.40% due 12/01/2022                                10,135
     11,250    Shelby County, Tennessee, Health, Educational and
                 Housing Facility Board, Hospital Revenue Refunding
                 Bonds (Saint Jude Children's Research Hospital),
                 5% due 7/01/2031                                         11,797
================================================================================
Texas -- 14.9%
     16,000    Alliance Airport Authority, Inc., Texas, Special Facilities
                 Revenue Refunding Bonds (American Airlines Inc.
                 Project), AMT, 5.75% due 12/01/2029                      16,241
     10,000    Austin, Texas, Convention Center Revenue Bonds
                 (Convention Enterprises Inc.), First Tier, Series A
                 6.70% due 1/01/2011 (j) 10,998
               Bexar County, Texas, Housing Finance Corporation,
                 M/F Housing Revenue Bonds (Water at Northern
                 Hills Apartments), Series A (i):
      1,300        5.80% due 8/01/2021                                     1,322
      2,460        6% due 8/01/2031                                        2,505
      1,000        6.05% due 8/01/2036                                     1,019
      3,755    Brazos River Authority, Texas, Revenue Refunding
                 Bonds (Reliant Energy Inc. Project), Series B, 7.75%
                 due 12/01/2018                                            3,939
      5,480    Dallas-Fort Worth, Texas, International Airport Facilities
                 Improvement Corporation Revenue Bonds (American
                 Airlines, Inc.), AMT, 7.25% due 11/01/2030                5,487
               Gregg County, Texas, Health Facilities Development
                 Corporation, Hospital Revenue Bonds (Good
                 Shepherd Medical Center Project) (j)(k):
      2,000        6.375% due 10/01/2010                                   2,184
      3,000        6.875% due 10/01/2010                                   3,323
      5,000    Guadalupe-Blanco River Authority, Texas, Sewage and
                 Solid Waste Disposal Facility Revenue Bonds
                 (E. I. du Pont de Nemours and Company Project),
                 AMT, 6.40% due 4/01/2026                                  5,058
      3,900    Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
                 Bonds (Citgo Petroleum Corporation Project), AMT,
                 7.50% due 5/01/2025                                       4,367
               Houston, Texas, Airport System, Special Facilities
                 Revenue Bonds (Continental Airlines), AMT, Series E:
      3,500        7.375% due 7/01/2022                                    3,835
      3,000        7% due 7/01/2029                                        3,245
      1,600    Houston, Texas, Industrial Development Corporation
                 Revenue Bonds (Air Cargo), AMT, 6.375%
                 due 1/01/2023                                             1,714
               Lower Colorado River Authority, Texas, PCR (Samsung
                 Austin Semiconductor), AMT:
      4,830        6.375% due 4/01/2027                                    4,935
      3,330        6.95% due 4/01/2030                                     3,608
      7,030    Matagorda County, Texas, Navigation District Number 1,
                 Revenue Refunding Bonds (Reliant Energy Inc.),
                 Series C, 8% due 5/01/2029                                7,372
      3,900    Port Corpus Christi, Texas, Individual Development
                 Corporation, Environmental Facilities Revenue Bonds
                 (Citgo Petroleum Corporation Project), AMT, 8.25%
                 due 11/01/2031                                            3,987
      6,500    Texas State Turnpike Authority, Central Texas Turnpike
                 System Revenue Bonds, First Tier, Series A, 5.50%
                 due 8/15/2039 (a)                                         6,973
      7,020    Tyler, Texas, Waterworks and Sewer Revenue Bonds,
                 5.70% due 9/01/2010 (d)(j)                                7,454
================================================================================
Virginia -- 2.5%
               James City County, Virginia, EDA, Residential Care
                 Facility, First Mortgage Revenue Refunding Bonds
                 (Williamsburg Landing, Inc.), Series A:
      1,500        5.35% due 9/01/2026                                     1,553
      2,000        5.50% due 9/01/2034                                     2,074
               Pocahontas Parkway Association, Virginia, Toll Road
                 Revenue Bonds (j):
      5,000        Senior-Series A, 5.50% due 8/15/2008                    5,213
     24,800        Senior-Series B, 6.67% due 8/15/2008 (m)                7,107
      1,000    Winchester, Virginia, IDA, Residential Care Facilities,
                 Revenue Bonds (Westminster-Canterbury), Series A,
                 5.20% due 1/01/2027                                       1,021
================================================================================
Washington -- 0.3%
               Vancouver, Washington, Housing Authority, Housing
                 Revenue Bonds (Teal Pointe Apartments
                 Project), AMT:
        945        6% due 9/01/2022                                          970
      1,250        6.20% due 9/01/2032                                     1,283
================================================================================


16              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Schedule of Investments (concluded)
                                  BlackRock MuniYield Fund, Inc.  (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
===============================================================================
Wisconsin -- 1.8%
     $  690    Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
                 AMT, 6.50% due 1/01/2025                                $  743
               Wisconsin Health and Educational Facilities Authority,
                 Revenue Refunding Bonds (Eastcastle Place
                 Inc. Project):
      1,000        6% due 12/01/2024                                      1,034
      1,800        6.125% due 12/01/2034                                  1,852
      7,925    Wisconsin State Health and Educational Facilities
                 Authority, Revenue Refunding Bonds (Franciscan
                 Sisters Healthcare), 5% due 9/01/2026                    8,020
        700    Wisconsin State, GO, AMT, Series B, 6.20%
                 due 11/01/2026 (i)                                         707
===============================================================================
Wyoming -- 1.2%
      5,315    Wyoming Community Development Authority,
                 Housing Revenue Bonds, AMT, Series 3, 4.75%
                 due 12/01/2037                                           5,281
      2,500    Wyoming Student Loan Corporation, Student Loan
                 Revenue Refunding Bonds, Series A, 6.20%
                 due 6/01/2024                                            2,640
===============================================================================
Puerto Rico -- 2.5%
      7,755    Puerto Rico Commonwealth Highway and
                 Transportation Authority, Transportation Revenue
                 Refunding Bonds, Series N, 5.25% due 7/01/2034 (b)       8,956
      7,100    Puerto Rico Electric Power Authority, Power Revenue
                 Refunding Bonds, Series UU, 5% due 7/01/2023 (g)         7,663
===============================================================================
U.S. Virgin Islands -- 1.0%
      6,250    Virgin Islands Public Finance Authority, Refinery
                 Facilities Revenue Bonds (Hovensa Refinery), AMT,
                 6.125% due 7/01/2022                                     6,890
===============================================================================
               Total Municipal Bonds
               (Cost -- $901,211) -- 142.6%                             955,553

               Municipal Bonds Held in Trust (o)
===============================================================================
New York -- 3.2%
               New York City, New York, GO, Refunding, Series A (d):
     10,000        6.375% due 5/15/2014                                  10,820
     10,000        6.375% due 5/15/2015                                  10,820
===============================================================================
South Carolina -- 2.8%
               Charleston Educational Excellence Financing Corporation,
                 South Carolina, Revenue Bonds (Charleston County
                 School District) (b):
      7,795        5.25% due 12/01/2028                                   8,415
      6,920        5.25% due 12/01/2029                                   7,470
      2,510        5.25% due 12/01/2030                                   2,708
===============================================================================
Puerto Rico -- 5.6%
     30,000    Puerto Rico Commonwealth Highway and Transportation
                 Authority, Transportation Revenue Bonds, Series B,
                 5.875% due 7/01/2035 (i)                                32,219
      5,000    Puerto Rico Electric Power Authority, Power Revenue
                 Bonds, Series HH, 5.75% due 7/01/2010 (g)(j)             5,351
-------------------------------------------------------------------------------
               Total Municipal Bonds Held in Trust
               (Cost -- $74,389) -- 11.6%                                77,803
===============================================================================

===============================================================================
    Shares
       Held    Short-Term Securities
===============================================================================
        814    Merrill Lynch Institutional Tax-Exempt Fund,
                 3.70% (l)(q)                                               814
-------------------------------------------------------------------------------
               Total Short-Term Securities (Cost -- $814) -- 0.1%           814
===============================================================================
Total Investments (Cost -- $976,414*) -- 154.3%                       1,034,170

Other Assets Less Liabilities -- 2.4%                                    15,971

Liability for Trust Certificates,
  Including Interest Expense Payable -- (5.5%)                          (36,622)

Preferred Stock, at Redemption Value -- (51.2%)                        (343,363)
                                                                     ----------

Net Assets Applicable to Common Stock -- 100.0%                      $  670,156
                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................        $ 941,737
                                                                      =========
      Gross unrealized appreciation ..........................        $  57,719
      Gross unrealized depreciation ..........................           (1,399)
                                                                      ---------
      Net unrealized appreciation ............................        $  56,320
                                                                      =========

(a)   AMBAC Insured.
(b)   Assured Guaranty Insured.
(c)   CIFG Insured.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FNMA Collateralized.
(g)   FSA Insured.
(h)   GNMA Collateralized.
(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund        (6,110)          $120
      --------------------------------------------------------------------------

(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(n) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
(p)   XL Capital Insured.
(q)   Represents the current yield as of April 30, 2007.

      See Notes to Financial Statements.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              17

Schedule of Investments as of April 30, 2007 (Unaudited)
                           BlackRock MuniYield Insured Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Alaska -- 0.4%
    $ 3,695    Alaska Energy Authority, Power Revenue Refunding
                 Bonds (Bradley Lake), Fourth Series, 6%
                 due 7/01/2018 (g)                                       $ 4,319
================================================================================
Arizona -- 2.2%
     21,355    Downtown Phoenix Hotel Corporation, Arizona,
                 Revenue Bonds, Senior Series A, 5%
                 due 7/01/2036 (c)                                        22,489
================================================================================
California -- 32.6%
     10,000    Alameda Corridor Transportation Authority, California,
                 Capital Appreciation Revenue Refunding Bonds,
                 Subordinate Lien, Series A, 5.40%
                 due 10/01/2024 (a)(m)                                     8,274
      5,000    Antioch, California, Public Finance Authority, Lease
                 Revenue Refunding Bonds (Municipal Facilities
                 Project), Series A, 5.50% due 1/01/2032 (b)               5,267
     10,000    California Health Facilities Financing Authority
                 Revenue Bonds (Sutter Health), Series A, 5%
                 due 11/15/2042                                           10,329
     10,000    California Infrastructure and Economic Development
                 Bank, Bay Area Toll Bridges Revenue Bonds,
                 First Lien, Series A, 5% due 7/01/2025 (c)(i)            11,213
               California State Public Works Board, Lease
                 Revenue Bonds:
      5,500        (Department of Corrections), Series C, 5.25%
                     due 6/01/2028                                         5,823
      3,755        (Department of General Services), Series D,
                     5.25% due 6/01/2028                                   3,975
      5,250        (Department of Mental Health -- Coalinga State
                     Hospital), Series A, 5.125% due 6/01/2029             5,518
               California State, GO (b):
     12,260        5.50% due 4/01/2014 (f)                                13,612
        640        5.50% due 4/01/2030                                       706
     20,000    California State, GO, Refunding, 4.50%
                 due 10/01/2036                                           19,647
     12,000    California State, Various Purpose, GO, 5.25%
                 due 11/01/2029                                           12,830
     32,000    California State, Various Purpose, GO, Refunding,
                 5% due 6/01/2034 (d)                                     33,596
      7,740    California Statewide Communities Development
                 Authority, Health Facility Revenue Bonds (Memorial
                 Health Services), Series A, 6% due 10/01/2023             8,438
     10,000    California Statewide Communities Development
                 Authority Revenue Bonds (Sutter Health), Series A,
                 5% due 8/15/2038 (a)                                     10,577
      4,205    California Statewide Communities Development
                 Authority, Water Revenue Bonds (Pooled Financing
                 Program), Series C, 5.25% due 10/01/2034 (g)              4,471
      5,800    Fairfield-Suisun, California, Unified School District, GO
                 (Election of 2002), 5.50% due 8/01/2028 (b)               6,366
     13,155    Huntington Beach, California, Union High School
                 District, GO (Election of 2004), 5% due 8/01/2029 (g)    13,857
      1,000    Long Beach, California, Harbor Revenue Refunding
                 Bonds, AMT, Series B, 5.20% due 5/15/2027 (b)             1,057
     10,000    Los Angeles, California, Unified School District, GO,
                 Series A, 5% due 7/01/2013 (b)(f)                        10,739
               Los Angeles, California, Water and Power Revenue
                 Bonds (Power System) (g):
     12,775        Series B, 5% due 7/01/2035                             13,353
     35,200        Sub-Series A-1, 5% due 7/01/2035                       37,178
      7,500    Modesto, California, Irrigation District, COP,
                 Refunding and Capital Improvements, Series A,
                 5% due 10/01/2036 (a)                                     7,933
     10,365    Pasadena, California, Area Community College
                 District, GO (Election of 2002), Series B,
                 5% due 8/01/2031 (a)                                     11,027
        145    Port of Oakland, California, Revenue Bonds, AMT,
                 Series K, 5.75% due 11/01/2021 (c)                          153
     16,000    Riverside, California, Public Financing Authority,
                 Tax Allocation Refunding Bonds (University
                 Corridor/Sycamore), Series C, 5% due 8/01/2037 (b)       16,920
     10,000    Riverside County, California, Public Financing
                 Authority, Tax Allocation Revenue Bonds
                 (Redevelopment Projects), 5% due 10/01/2035 (e)          10,440
     10,000    San Francisco, California, Bay Area Rapid Transit
                 District, Sales Tax Revenue Bonds, 5%
                 due 7/01/2036 (g)                                        10,503
      8,170    San Francisco, California, Community College
                 District, GO (Election of 2001), Series C, 5%
                 due 6/15/2029 (g)                                         8,699
      3,250    San Mateo, California, Union High School District,
                 COP (Phase One Projects), Series B, 4.486%
                 due 12/15/2043 (a)                                        1,838
      8,310    Stockton, California, Public Financing Authority,
                 Lease Revenue Bonds (Parking & Capital Projects),
                 5.25% due 9/01/2034 (c)                                   8,879
      7,785    University of California, Medical Center Pooled
                 Revenue Bonds, Series A, 4.50% due 5/15/2037 (b)          7,785
     12,000    West Valley Mission Community College District,
                 California, GO (Election of 2004), Series A,
                 5% due 8/01/2030 (g)                                     12,776
================================================================================
District of Columbia -- 3.6%
               District of Columbia, Ballpark Revenue Bonds,
                 Series B-1 (c):
     25,000        5% due 2/01/2031                                       26,394
     10,000        5% due 2/01/2035                                       10,528
================================================================================
Florida -- 3.4%
      4,715    Highlands County, Florida, Health Facilities Authority,
                 Hospital Revenue Bonds (Adventist Health System),
                 Series C, 5.25% due 11/15/2036                            4,935
      1,000    Miami-Dade County, Florida, Aviation Revenue
                 Refunding Bonds (Miami International Airport),
                 AMT, 5.375% due 10/01/2027 (c)                            1,056
     12,000    Miami-Dade County, Florida, School Board, COP,
                 Series A, 5% due 5/01/2032 (c)                           12,704
      2,400    Orange County, Florida, Health Facilities Authority,
                 Hospital Revenue Bonds (Orlando Regional
                 Healthcare), VRDN, Series A-10, 4.05%
                 due 10/01/2041 (g)(h)                                     2,400
      2,400    Sarasota County, Florida, Public Hospital Board,
                 Hospital Revenue Bonds (Sarasota Memorial
                 Hospital), VRDN, Series A, 4.10%
                 due 7/01/2037 (a)(h)                                      2,400
     11,000    South Broward Hospital District, Florida, Revenue
                 Refunding Bonds, 4.75% due 5/01/2028                     11,202
================================================================================
Georgia -- 1.3%
     12,500    Atlanta, Georgia, Airport General Revenue Refunding
                 Bonds, Series B, 5.25% due 1/01/2033 (g)                 13,384
================================================================================


18              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

                           BlackRock MuniYield Insured Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Hawaii -- 0.5%
    $ 2,000    Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (g)      $ 2,147
      3,000    Hawaii State Harbor System Revenue Bonds, AMT,
                 Series A, 5% due 1/01/2031 (g)                            3,131
================================================================================
Idaho -- 0.1%
      1,000    Idaho Housing and Financing Association,
                 S/F Mortgage Revenue Bonds, AMT, Series C,
                 Class I, 4.75% due 7/01/2027                              1,001
================================================================================
Illinois -- 5.3%
     15,400    Chicago, Illinois, GO, Series C, 5% due 1/01/2035 (b)      16,064
      1,500    Chicago, Illinois, O'Hare International Airport,
                 Revenue Refunding Bonds, Third Lien, AMT,
                 Series C-2, 5.25% due 1/01/2034 (e)                       1,581
      5,650    Illinois State Finance Authority, Revenue Refunding
                 Bonds (Bradley University Project), 5%
                 due 8/01/2034 (e)                                         5,946
               Illinois State, GO:
      5,000        5% due 4/01/2028 (a)                                    5,281
     12,000        4.75% due 4/01/2032 (c)                                12,419
               McLean and Woodford Counties, Illinois, Community
                 Unit School District Number 005, GO, Refunding (g):
      4,820        6.375% due 12/01/2011 (f)                               5,351
      1,215        6.375% due 12/01/2016                                   1,349
      4,800    Metropolitan Pier and Exposition Authority, Illinois,
                 Dedicated State Tax Revenue Refunding Bonds
                 (McCormick Place Expansion Project), Series B,
                 5.75% due 6/15/2023 (b)                                   5,243
      1,000    Regional Transportation Authority, Illinois, Revenue
                 Bonds, Series C, 7.75% due 6/01/2020 (c)                  1,362
================================================================================
Indiana -- 5.3%
      2,250    Indiana Health Facilities Financing Authority, Hospital
                 Revenue Bonds (Deaconess Hospital Obligated
                 Group), Series A, 5.375% due 3/01/2034 (a)                2,411
     37,000    Indiana Transportation Finance Authority, Highway
                 Revenue Bonds, Series A 5.25% due 6/01/2014 (c)(f)       40,377
      2,705    Indianapolis, Indiana, Local Public Improvement
                 Bond Bank, Revenue Bonds (Waterworks Project),
                 Series A, 5.125% due 7/01/2012 (b)(f)                     2,887
               Indianapolis, Indiana, Local Public Improvement
                 Bond Bank, Revenue Refunding Bonds (Indianapolis
                 Airport Authority Project), AMT, Series B (b):
      2,000        5.25% due 1/01/2028                                     2,138
      6,525        5.25% due 1/01/2030                                     6,969
================================================================================
Louisiana -- 2.0%
      3,750    Louisiana Local Government Environmental Facilities
                 and Community Development Authority, Revenue
                 Bonds (Capital Projects and Equipment Acquisition),
                 Series A, 6.30% due 7/01/2030 (a)                         4,491
      6,615    Louisiana Public Facilities Authority, Hospital Revenue
                 Bonds (Franciscan Missionaries of Our Lady Health
                 System, Inc.), Series A, 5.25% due 8/15/2036              6,913
      4,500    Louisiana State, Gas and Fuels Tax Revenue Bonds,
                 Series A, 5% due 5/01/2025 (e)                            4,771
      3,545    New Orleans, Louisiana, GO (Public Improvements),
                 5% due 10/01/2033 (b)                                     3,680
================================================================================
Massachusetts -- 5.6%
      2,500    Massachusetts State, HFA, Housing Development
                 Revenue Refunding Bonds, Series B, 5.40%
                 due 12/01/2028 (b)                                        2,563
     12,805    Massachusetts State, HFA, Rental Housing Mortgage
                 Revenue Bonds, AMT, Series A, 5.15%
                 due 7/01/2026 (g)                                        13,044
      7,000    Massachusetts State, HFA, S/F Housing Revenue
                 Bonds, AMT, Series 128, 4.875% due 12/01/2038 (g)         7,040
      7,550    Massachusetts State Port Authority Revenue Bonds,
                 Series A, 5% due 7/01/2033 (b)                            7,891
     14,950    Massachusetts State School Building Authority,
                 Dedicated Sales Tax Revenue Bonds, Series A,
                 5% due 8/15/2037 (a)                                     15,940
     10,000    Massachusetts State Special Obligation Dedicated
                 Tax Revenue Bonds, 5.75% due 1/01/2014 (c)(f)            11,151
================================================================================
Michigan -- 4.8%
     12,000    Eastern Michigan University Revenue Refunding
                 Bonds, VRDN, 4.06% due 6/01/2027 (c)(h)                  12,000
      4,325    Michigan Higher Education Student Loan Authority,
                 Student Loan Revenue Bonds, AMT, Series XVII-Q,
                 5% due 3/01/2031 (a)                                      4,488
               Michigan State Hospital Finance Authority, Hospital
                 Revenue Refunding Bonds:
      4,000        (Oakwood Obligated Group), Series A,
                     5% due 7/15/2025                                      4,132
      6,665        (Sparrow Obligated Group), 5% due 11/15/2036            6,857
     20,000    Wayne County, Michigan, Airport Authority Revenue
                 Bonds (Detroit Metropolitan Wayne County Airport),
                 AMT, 5% due 12/01/2029 (b)                               20,893
================================================================================
Mississippi -- 1.0%
     10,000    Mississippi Hospital Equipment and Facilities
                 Authority, Revenue Refunding Bonds (Mississippi
                 Baptist Health System, Inc.), Series A, 5%
                 due 8/15/2029                                            10,308
================================================================================
Missouri -- 2.2%
               Missouri Joint Municipal Electric Utility Commission,
                 Power Project Revenue Bonds (Latan 2 Project),
                 Series A (a):
      7,930        5% due 1/01/2027                                        8,416
      8,325        5% due 1/01/2028                                        8,823
        140    Missouri State Housing Development Commission,
                 S/F Mortgage Revenue Bonds (Homeownership
                 Loan Program), AMT, Series C-1, 7.15%
                 due 3/01/2032 (k)                                           149
      5,000    Missouri State Housing Development Commission,
                 S/F Mortgage Revenue Refunding Bonds
                 (Homeownership Loan Program), AMT, Series D-1,
                 5% due 9/01/2037 (k)(l)                                   5,085
================================================================================
Montana -- 0.5%
      5,505    Montana State Board of Housing, S/F Mortgage
                 Revenue Refunding Bonds, AMT, Series A-2,
                 4.80% due 12/01/2037                                      5,509
================================================================================
Nebraska -- 4.5%
      1,600    Nebraska Educational Financing Authority Revenue
                 Bonds (Creighton University Project), VRDN,
                 Series C, 4.10% due 7/01/2035 (c)(h)                      1,600
     15,435    Nebraska Public Power District Revenue Bonds,
                 Series A, 5% due 1/01/2035 (a)                           16,133
      6,780    Omaha Convention Hotel Corporation, Nebraska,
                 Convention Center Revenue Bonds, First Tier,
                 Series A, 5.125% due 4/01/2032 (a)                        7,086


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              19

                           BlackRock MuniYield Insured Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Nebraska (concluded)
               Public Power Generation Agency, Nebraska, Revenue
               Bonds (Whelan Energy Center Unit 2), Series A (a):
    $10,000        5% due 1/01/2032                                     $ 10,597
     10,000        5% due 1/01/2037                                       10,573
================================================================================
Nevada -- 5.2%
     25,000    Clark County, Nevada, Airport System Subordinate Lien
                 Revenue Bonds, Series A-2, 5% due 7/01/2030 (c)          26,131
      6,000    Henderson, Nevada, Health Care Facilities Revenue
                 Bonds (Catholic Healthcare West), Series A,
                 5.625% due 7/01/2024                                      6,409
      1,165    Reno, Nevada, Capital Improvement Revenue Bonds,
                 5.50% due 6/01/2019 (c)                                   1,252
     20,000    Truckee Meadows, Nevada, Water Authority, Water
                 Revenue Refunding Bonds, 4.50% due 7/01/2030 (g)         19,999
================================================================================
New Hampshire -- 1.0%
     10,000    New Hampshire State Business Finance Authority,
                 PCR, Refunding (Public Service Company Project),
                 AMT, Series B, 4.75% due 5/01/2021 (b)                   10,216
================================================================================
New Jersey -- 5.3%
     16,000    Garden State Preservation Trust of New Jersey, Open
                 Space and Farmland Preservation Revenue Bonds,
                 Series A, 5.75% due 11/01/2028 (g)                       19,515
               New Jersey EDA, Cigarette Tax Revenue Bonds:
      3,060        5.75% due 6/15/2029                                     3,311
      2,610        5.50% due 6/15/2031                                     2,770
     14,135        5.75% due 6/15/2034                                    15,213
               New Jersey State Transportation Trust Fund Authority,
                 Transportation System Revenue Bonds,
                 Series C (a)(m):
     20,000        4.96% due 12/15/2035                                    5,642
     20,000        5.03% due 12/15/2036                                    5,383
      2,880    Newark, New Jersey, Housing Authority, Port
                 Authority -- Port Newark Marine Terminal
                 Additional Rent-Backed Revenue Bonds (City of
                 Newark Redevelopment Projects), 5.50%
                 due 1/01/2014 (b)(f)                                      3,173
================================================================================
New Mexico -- 0.2%
      1,605    New Mexico Educational Assistance Foundation,
                 Student Loan Revenue Refunding Bonds (Student
                 Loan Program), AMT, First Sub-Series A-2,
                 6.65% due 11/01/2025                                      1,635
        410    New Mexico Mortgage Finance Authority, S/F
                 Mortgage Revenue Bonds, AMT, Series C-2,
                 6.95% due 9/01/2031 (k)                                     415
================================================================================
New York -- 13.2%
     10,250    Long Island Power Authority, New York, Electric
                 System Revenue Bonds, Series A, 5.10%
                 due 9/01/2029                                            10,811
     12,500    Metropolitan Transportation Authority, New York,
                 Commuter Facilities Revenue Refunding Bonds,
                 Series B, 5.125% due 7/01/2024 (a)(i)                    12,778
     30,000    New York City, New York, City Municipal Water
                 Finance Authority, Water and Sewer System,
                 Revenue Refunding Bonds, Series B, 5%
                 due 6/15/2036 (g)                                        31,551
               New York City, New York, GO:
      1,880        Series B, 5.875% due 8/01/2016 (b)                      2,019
     10,000        Series J, 5.25% due 5/15/2024                          10,697
      1,000        Series J, 5.25% due 5/15/2025                           1,069
               New York City, New York, GO: (concluded)
     20,000        Series M, 5% due 4/01/2030 (n)                         21,095
      6,000        Sub-Series C-1, 5.25% due 8/15/2026                     6,427
      6,645    New York State Urban Development Corporation,
                 Personal Income Tax Revenue Bonds, Series B,
                 5% due 3/15/2030 (g)                                      7,016
     19,500    Port Authority of New York and New Jersey,
                 Consolidated Revenue Bonds, AMT, 137th Series,
                 5.125% due 7/15/2030 (g)                                 20,629
     10,900    Syracuse, New York, IDA, PILOT Revenue Bonds
                 (Carousel Center Project), AMT, Series A, 5%
                 due 1/01/2036 (e)                                        11,384
================================================================================
Ohio -- 0.5%
      5,000    Cleveland State University, Ohio, General Receipt
                 Revenue Bonds, Series A, 4.50% due 6/01/2036 (c)          4,992
================================================================================
Pennsylvania -- 4.1%
     15,000    Philadelphia, Pennsylvania, Gas Works Revenue
                 Refunding Bonds, 1998 General Ordinance,
                 7th Series, 5% due 10/01/2037 (a)                        15,835
               Philadelphia, Pennsylvania, School District, GO,
                 Series D (c)(f):
     12,115        5.125% due 6/01/2014                                   13,135
      6,000        5.25% due 6/01/2014                                     6,551
      5,000    Sayre, Pennsylvania, Health Care Facilities Authority,
                 Revenue Bonds (Guthrie Healthcare System),
                 Series B, 7.125% due 12/01/2011 (f)                       6,010
================================================================================
South Carolina -- 4.1%
      5,000    Berkeley County, South Carolina, School District,
                 Installment Lease Revenue Bonds (Securing Assets
                 for Education Project), 5.125% due 12/01/2030             5,297
               Charleston Educational Excellence Financing
                 Corporation, South Carolina, Revenue Bonds
                 (Charleston County School District) (n):
      3,895        5.25% due 12/01/2028                                    4,205
      3,465        5.25% due 12/01/2029                                    3,740
      1,160        5.25% due 12/01/2030                                    1,251
               Kershaw County, South Carolina, Public Schools
                 Foundation, Installment Power Revenue
                 Refunding Bonds (d):
      3,775        5% due 12/01/2030                                       3,972
      3,690        5% due 12/01/2031                                       3,882
      1,000    South Carolina Housing Finance and Development
                 Authority, Mortgage Revenue Refunding Bonds,
                 AMT, Series A-2, 6.35% due 7/01/2019 (g)                  1,035
     18,030    South Carolina Transportation Infrastructure Bank
                 Revenue Bonds, Series A, 5% due 10/01/2029 (a)           18,793
================================================================================
Tennessee -- 5.1%
      9,000    Knox County, Tennessee, Health, Educational and
                 Housing Facilities Board, Revenue Refunding
                 Bonds (University Health System Inc.), 5.25%
                 due 4/01/2027                                             9,367
     30,000    Tennessee Energy Acquisition Corporation, Gas
                 Revenue Bonds, Series A, 5.25% due 9/01/2026             33,296
               Tennessee HDA, Revenue Bonds (Homeownership
                 Program), AMT, Series 2C:
      1,795        6.05% due 7/01/2012                                     1,839
      2,250        6.15% due 7/01/2014                                     2,290


20              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

                           BlackRock MuniYield Insured Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Tennessee (concluded)
               Tennessee HDA, Revenue Refunding Bonds
               (Homeownership Program), AMT, Series A (g):
    $ 3,110        5.25% due 7/01/2022                                   $ 3,198
      2,205        5.35% due 1/01/2026                                     2,264
================================================================================
Texas -- 8.4%
      1,880    Bexar, Texas, Metropolitan Water District, Waterworks
                 System Revenue Refunding Bonds, 6.35%
                 due 5/01/2025 (b)                                         1,884
      1,000    Dallas-Fort Worth, Texas, International Airport,
                 Joint Revenue Bonds, AMT, Series A, 5%
                 due 11/01/2035 (g)                                        1,008
               Harris County-Houston Sports Authority, Texas,
                 Revenue Refunding Bonds, Senior Lien, Series G (b):
      1,665        5.75% due 11/15/2019                                    1,790
      3,500        5.75% due 11/15/2020                                    3,763
     10,000        5.25% due 11/15/2030                                   10,531
      2,900    Harris County, Texas, Health Facilities Development
                 Corporation, Hospital Revenue Bonds (Texas
                 Children's Hospital), VRDN, Series B-1, 4.11%
                 due 10/01/2029 (b)(h)                                     2,900
     15,000    North Texas Municipal Water District, Texas, Water
                 System Revenue Bonds, 5% due 9/01/2031 (b)               15,894
      5,890    North Texas Thruway Authority, Dallas North
                 Thruway System Revenue Bonds, Series A,
                 5% due 1/01/2035 (g)                                      6,164
      4,825    Texas State Department of Housing and Community
                 Affairs, S/F Mortgage Revenue Bonds, AMT,
                 Series A, 5.45% due 9/01/2023 (b)(k)                      4,985
     10,000    Texas State Turnpike Authority, Central Texas
                 Turnpike System Revenue Bonds, First Tier, Series A,
                 5.50% due 8/15/2039 (a)                                  10,728
     24,500    Waco, Texas, Health Facilities Development
                 Corporation, Mortgage Revenue Bonds (Hillcrest
                 Health System Projects), Series A, 5%
                 due 8/01/2031 (b)(p)                                     25,606
================================================================================
Vermont -- 0.6%
               Vermont HFA, S/F Housing Revenue Bonds, AMT (g):
        515        Series 12B, 6.30% due 11/01/2019                          515
      6,000        Series 27, 4.85% due 11/01/2032                         6,050
================================================================================
Virginia -- 1.1%
      2,500    Halifax County, Virginia, IDA, Exempt Facility
                 Revenue Refunding Bonds (Old Dominion
                 Electric Cooperative Project), AMT, 5.625%
                 due 6/01/2028 (a)                                         2,727
      7,695    Virginia Port Authority, Port Facilities Revenue Bonds,
                 AMT, 5% due 7/01/2036 (c)                                 7,979
================================================================================
Washington -- 13.3%
               Bellevue, Washington, GO, Refunding (b):
      2,545        5.25% due 12/01/2026                                    2,751
      2,455        5.25% due 12/01/2027                                    2,639
      2,850        5.25% due 12/01/2028                                    3,064
      3,000        5.25% due 12/01/2029                                    3,225
     17,600        5% due 12/01/2034                                      18,459
      3,030    Chelan County, Washington, Public Utility District
                 Number 001, Consolidated Revenue Bonds
                 (Chelan Hydro System), AMT, Series A, 5.45%
                 due 7/01/2037 (a)                                         3,211
               Chelan County, Washington, Public Utility District
                 Number 001, Consolidated Revenue Refunding
                 Bonds (Chelan Hydro System), AMT (b):
      6,595        Series B, 6.35% due 7/01/2026                           6,752
      6,000        Series C, 5.65% due 7/01/2032                           6,405
     10,000    King County, Washington, School District Number 401
                 (Highline), GO, 5.25% due 12/01/2025 (g)                 10,904
     10,000    Radford Court Properties, Washington, Student
                 Housing Revenue Bonds, 5.75% due 6/01/2032 (b)           10,636
      1,720    Seattle, Washington, Drain and Wastewater Utility
                 Revenue Bonds, 5.75% due 11/01/2009 (b)(f)                1,820
               Skagit County, Washington, Public Hospital District,
                 GO, Series A (b):
      4,944        5.25% due 12/01/2025                                    5,312
      5,450        5.25% due 12/01/2026                                    5,859
      5,300    Tacoma, Washington, Regional Water Supply System,
                 Water Revenue Bonds, 5% due 12/01/2032 (b)                5,504
      7,250    Tacoma, Washington, Solid Waste Utility
                 Revenue Refunding Bonds, Series B, 5.50%
                 due 12/01/2007 (a)(f)                                     7,395
     21,365    Washington State, GO, Series D, 5% due 1/01/2029 (c)       22,746
      7,000    Washington State Health Care Facilities Authority
                 Revenue Bonds (Providence Health System),
                 Series A, 5.25% due 10/01/2021 (b)                        7,325
     12,035    Washington State, Motor Vehicle Fuel Tax, GO,
                 Series B, 5% due 7/01/2031 (g)                           12,770
================================================================================
West Virginia -- 0.6%
      5,925    Harrison County, West Virginia, County Commission
                 for Solid Waste Disposal Revenue Bonds
                 (Monongahela Power), AMT, Series C, 6.75%
                 due 8/01/2024 (a)                                         5,939
================================================================================
Wisconsin -- 0.4%
      3,395    Wisconsin State Health and Educational Facilities
                 Authority Revenue Bonds (SynergyHealth Inc.),
                 6% due 11/15/2032                                         3,692
--------------------------------------------------------------------------------
               Total Municipal Bonds
               (Cost -- $1,360,156) -- 138.4%                          1,417,804
================================================================================

================================================================================
               Municipal Bonds Held in Trust (j)
================================================================================
California -- 5.1%
     14,900    California State, Various Purpose, GO, 5.50%
                 due 11/01/2033 (b)                                       16,178
     10,030    Gavilan, California, Joint Community College District,
                 GO (Election of 2004), Series A, 5.50%
                 due 8/01/2028 (a)                                        11,008
     14,000    Port of Oakland, California, Revenue Bonds, AMT,
                 Series K, 5.75% due 11/01/2021 (c)                       14,731
      9,460    Port of Oakland, California, Revenue Refunding
                 Bonds, AMT, Series L, 5.375% due 11/01/2027 (c)          10,044
================================================================================
Florida -- 1.1%
     10,750    Miami-Dade County, Florida, Aviation Revenue
                 Refunding Bonds (Miami International Airport),
                 AMT, 5.375% due 10/01/2025 (c)                           11,345
================================================================================
Georgia -- 2.7%
     26,500    Atlanta, Georgia, Airport General Revenue
                 Refunding Bonds, AMT, Series A, 5.125%
                 due 1/01/2030 (g)                                        27,717
================================================================================


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              21

                           BlackRock MuniYield Insured Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds Held in Trust (j)                          Value
===============================================================================
Illinois -- 8.1%
    $16,400    Chicago, Illinois, O'Hare International Airport,
                 General Airport Revenue Refunding Bonds, Third
                 Lien, AMT, Series C-2, 5.25% due 1/01/2030 (g)      $   17,294
               Chicago, Illinois, O'Hare International Airport
                 Revenue Bonds, Third Lien, AMT, Series B-2:
     16,680        5.25% due 1/01/2027 (b)                               17,609
     26,230        6% due 1/01/2027 (b)                                  29,354
     17,200        6% due 1/01/2029 (e)                                  19,259
===============================================================================
Louisiana -- 1.5%
     15,000    Louisiana Public Facilities Authority, Mortgage
                 Revenue Refunding Bonds (Baton Rouge General
                 Medical Center Project), 5.25% due 7/01/2033 (b)        15,918
===============================================================================
Michigan -- 1.4%
               Michigan State Strategic Fund, Limited Obligation
                 Revenue Refunding Bonds (Detroit Edison
                 Company Pollution Control Project), AMT (e):
      8,000        Series A, 5.50% due 6/01/2030                          8,607
      5,000        Series C, 5.65% due 9/01/2029                          5,302
===============================================================================
New Jersey -- 3.1%
               New Jersey EDA, Motor Vehicle Surcharge Revenue
                 Bonds, Series A (b):
     14,665        5.25% due 7/01/2031                                   15,733
     15,000        5.25% due 7/01/2033                                   16,093
===============================================================================
Nevada -- 1.3%
     12,675    Clark County, Nevada, IDR (Southwest Gas
                 Corporation Project), AMT, Series A, 5.25%
                 due 7/01/2034 (a)                                       13,386
===============================================================================
Oklahoma -- 0.9%
      8,680    Oklahoma State Industries Authority Revenue
                 Refunding Bonds (Health System-Obligation
                 Group), Series A, 5.75% due 8/15/2029 (b)                9,125
===============================================================================
Pennsylvania -- 1.7%
     15,600    Pennsylvania State Turnpike Commission, Turnpike
                 Revenue Bonds, Series A, 5.50% due 12/01/2031 (a)       17,171
===============================================================================
Texas -- 6.8%
     21,000    Dallas-Fort Worth, Texas, International Airport
                 Revenue Bonds, AMT, Series A, 5.50%
                 due 11/01/2033 (b)                                      22,552
     15,000    Dallas-Fort Worth, Texas, International Airport,
                 Revenue Refunding and Improvement Bonds,
                 AMT, Series A, 5.625% due 11/01/2026 (c)                15,932
     30,000    Houston, Texas, Airport System Revenue Refunding
                 Bonds, Sub-Lien, Series B, 5.50% due 7/01/2030 (g)      31,407
===============================================================================
Washington -- 4.4%
     22,000    Port of Seattle, Washington, Revenue Bonds, AMT,
                 Series B, 5.0% due 10/01/2032 (a)                       23,060
     20,565    Port of Seattle, Washington, Revenue Refunding
                 Bonds, Series B, AMT, 5.20% due 7/01/2029 (b)           21,529
-------------------------------------------------------------------------------
               Total Municipal Bonds Held in Trust
               (Cost -- $370,724) -- 38.1%                              390,354
===============================================================================
Total Investments (Cost -- $1,730,880*) -- 176.5%                     1,808,158

Liabilities in Excess of Other Assets -- (2.8%)                         (28,412)

Liability for Trust Certificates,
Including Interest Expense Payable -- (18.0%)                          (184,882)

Preferred Stock, at Redemption Value -- (55.7%)                        (570,560)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $1,024,304
                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007 as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................        $ 1,560,054
                                                                    ===========
      Gross unrealized appreciation ........................        $    66,313
      Gross unrealized depreciation ........................               (874)
                                                                    -----------
      Net unrealized appreciation ..........................        $    65,439
                                                                    ===========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   CIFG Insured.
(e)   XL Capital Insured.
(f)   Prerefunded.
(g)   FSA Insured.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Escrowed to maturity.
(j) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details for Municipal Bonds Held in Trust.
(k)   FNMA/GNMA Collateralized.
(l)   FHLMC Collateralized.
(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(n)   Assured Guaranty Insured.
(p)   FHA Insured.
o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund           --            $ 71
      --------------------------------------------------------------------------


22              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Schedule of Investments (concluded)
                           BlackRock MuniYield Insured Fund, Inc. (in Thousands)

o Forward Interest Rate Swaps outstanding as of April 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                      Notional     Appreciation
                                                       Amount     (Depreciation)
--------------------------------------------------------------------------------
Pay a fixed rate of 5.339% and receive a floating rate based on 3 month LIBOR

Broker, JPMorgan Chase
Expires May 2016                                      $ 55,000       $  (954)

Pay a fixed rate of 3.842% and receive a floating rate based on 1-Week Bond Market
Association rate

Broker, JPMorgan Chase
Expires May 2017                                      $250,000        (3,727)

Pay a fixed rate of 3.618% and receive a floating rate based on 1-Week Bond Market
Association Rate

Broker, JPMorgan Chase
Expires June 2017                                     $ 40,000           116

Pay a fixed rate of 3.723% and receive a floating rate based on 1-Week Bond Market
Association rate

Broker, Citibank, N.A.
Expires June 2022                                     $  5,000            48
--------------------------------------------------------------------------------
Total                                                                $(4,517)
                                                                     =======

      See Notes to Financial Statements.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              23

Schedule of Investments as of April 30, 2007 (Unaudited)
                           BlackRock MuniYield Quality Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Alabama -- 0.7%
    $ 3,000    Jefferson County, Alabama, Limited Obligation School
                 Warrants, Series A, 4.75% due 1/01/2025                 $ 3,055
================================================================================
California -- 17.6%
      4,150    Alameda Corridor Transportation Authority,
                 California, Capital Appreciation Revenue Refunding
                 Bonds, Subordinate Lien, Series A, 5.45%
                 due 10/01/2025 (a)(n)                                     3,434
      1,250    Anaheim, California, Public Financing Authority,
                 Electric System Distribution Facilities Revenue Bonds,
                 Series A, 5% due 10/01/2031 (f)                           1,305
      2,200    Arcadia, California, Unified School District, Capital
                 Appreciation, GO (Election of 2006), Series A,
                 4.96% due 8/01/2039 (f)(n)                                  459
      7,405    Cabrillo, California, Community College District, GO
                 (Election of 2004), Series B, 4.87% due 8/01/2038 (g)(n)  1,643
               California State, GO:
      2,790        5.50% due 4/01/2014 (h)                                 3,098
        150        5.50% due 4/01/2028                                       164
               California State, GO, Refunding:
      4,450        5.25% due 9/01/2010 (h)                                 4,676
      2,300        5.125% due 6/01/2027                                    2,405
      3,450    California State University, Systemwide Revenue Bonds,
                 Series A, 5% due 11/01/2035 (d)                           3,603
               California State, Various Purpose, GO:
     10,000        5.25% due 11/01/2029                                   10,692
      3,200        5.50% due 11/01/2033                                    3,480
      3,875    Chabot-Las Positas, California, Community College
                 District, GO (Election of 2004), Series B, 4.812%
                 due 8/01/2025 (a)(n)                                      1,635
      1,200    Chino Valley, California, Unified School District, GO
                 (Election of 2002), Series C, 5.25% due 8/01/2030 (g)     1,300
      2,150    East Side Union High School District, California, Santa
                 Clara County, GO (Election of 2002), Series D, 5%
                 due 8/01/2026 (b)                                         2,275
      1,600    Golden State Tobacco Securitization Corporation of
                 California, Tobacco Settlement Revenue Bonds,
                 Series B, 5.50% due 6/01/2013 (b)(h)                      1,748
      5,000    Hacienda-La Puente, California, Unified School
                 District, GO (Election of 2000), Series B, 5%
                 due 8/01/2027 (f)                                         5,229
               Metropolitan Water District of Southern California,
                 Waterworks Revenue Bonds, Series B-1 (d):
      4,000        5% due 10/01/2029                                       4,192
      2,275        5% due 10/01/2036                                       2,382
      2,000    Mount Diablo, California, Unified School District, GO
                 (Election of 2002), 5% due 7/01/2027 (d)                  2,090
      2,750    Orange County, California, Sanitation District, COP,
                 5% due 2/01/2033 (d)                                      2,867
      2,000    Poway, California, Redevelopment Agency, Tax
                 Allocation Refunding Bonds (Paguay Redevelopment
                 Project), 5.125% due 6/15/2033 (a)                        2,092
      2,100    Sacramento, California, Unified School District, GO
                 (Election of 2002), 5% due 7/01/2030 (g)                  2,224
      9,000    San Diego County, California, Water Authority, Water
                 Revenue Refunding Bonds, COP, Series A, 5%
                 due 5/01/2032 (g)                                         9,398
      2,725    San Mateo County, California, Community College
                 District, GO (Election of 2001), Series A, 5%
                 due 9/01/2026 (d)                                         2,840
      1,700    San Mateo County, California, Union High School
                 District, COP (Phase One Projects), Series B, 4.758%
                 due 12/15/2043 (n)                                          961
      1,950    Tamalpais, California, Union High School District, GO
                 (Election of 2001), 5% due 8/01/2028 (f)                  2,039
      3,150    Ventura County, California, Community College
                 District, GO (Election of 2002), Series B, 5%
                 due 8/01/2030 (g)                                         3,335
================================================================================
Colorado -- 3.8%
      1,650    Colorado Health Facilities Authority Revenue Bonds
                 (Catholic Health Initiatives), Series A, 5.50%
                 due 3/01/2032 (c)                                         1,771
               Colorado Health Facilities Authority Revenue Bonds
                 (Covenant Retirement Communities Inc.),
                 Series A (j):
      1,600        5.50% due 12/01/2027                                    1,707
      1,000        5.50% due 12/01/2033                                    1,063
      9,000    E-470 Public Highway Authority, Colorado, Capital
                 Appreciation Revenue Refunding Bonds, Series B,
                 5.485% due 9/01/2029 (g)(n)                               2,963
     11,125    Northwest Parkway, Colorado, Public Highway
                 Authority, Capital Appreciation Revenue Bonds, Senior
                 Convertible, Series C, 5.345% due 6/15/2011 (f)(n)       10,212
================================================================================
District of Columbia -- 1.4%
      2,500    District of Columbia, Revenue Refunding Bonds
                 (Catholic University of America Project), 5.625%
                 due 10/01/2029 (a)                                        2,620
      6,000    District of Columbia, Revenue Refunding Bonds
                 (Georgetown University Project), 4.82%
                 due 4/01/2018 (a)(n)                                      3,687
================================================================================
Florida -- 3.2%
      2,235    Beacon Tradeport Community Development District,
                 Florida, Special Assessment Revenue Refunding
                 Bonds (Commercial Project), Series A, 5.625%
                 due 5/01/2032 (j)                                         2,416
      2,065    Highlands County, Florida, Health Facilities Authority,
                 Hospital Revenue Bonds (Adventist Health System),
                 Series C, 5.25% due 11/15/2036                            2,161
      4,700    Highlands County, Florida, Health Facilities Authority,
                 Hospital Revenue Refunding Bonds (Adventist
                 Health System), Series G, 5.125% due 11/15/2032           4,863
      5,200    Orange County, Florida, Sales Tax Revenue Refunding
                 Bonds, Series B, 5.125% due 1/01/2032 (d)                 5,462
================================================================================
Georgia -- 5.4%
      3,500    Atlanta, Georgia, Airport Passenger Facility Charge and
                 Subordinate Lien General Revenue Refunding Bonds,
                 Series C, 5% due 1/01/2033 (f)                            3,656


24              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

                           BlackRock MuniYield Quality Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Georgia (concluded)
               Atlanta, Georgia, Water and Wastewater
                 Revenue Bonds:
    $ 4,270        5% due 11/01/2034 (f)                                 $ 4,488
      1,200        Series A, 5% due 11/01/2033 (g)                         1,247
      1,675        Series A, 5% due 11/01/2039 (g)                         1,741
               Augusta, Georgia, Water and Sewer Revenue Bonds (f):
      5,000        5.25% due 10/01/2034                                    5,384
      2,820        5.25% due 10/01/2039                                    3,027
      4,785    Monroe County, Georgia, Development Authority, PCR,
                 Refunding (Oglethorpe Power Corporation -- Scherer),
                 Series A, 6.80% due 1/01/2011                             5,256
================================================================================
Hawaii -- 0.5%
      2,000    Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (f)        2,147
================================================================================
Illinois -- 15.5%
               Chicago, Illinois, GO (Lakefront Millennium Parking
                 Facilities) (g)(h):
      5,000        5.125% due 1/01/2009                                    5,211
      2,500        5.75% due 1/01/2012 (n)                                 2,760
               Chicago, Illinois, O'Hare International Airport Revenue
                 Bonds, Third Lien, AMT, Series B-2:
      3,400        5.75% due 1/01/2023 (f)                                 3,733
      4,000        5.75% due 1/01/2024 (f)                                 4,391
      3,300        6% due 1/01/2029 (b)                                    3,695
               Chicago, Illinois, O'Hare International Airport, Revenue
                 Refunding Bonds:
      2,665        3rd Lien, AMT, Series A-2, 5.75% due 1/01/2021 (f)      2,922
          3        DRIVERS, AMT, Series 250, 7.191%
                   due 1/01/2021 (g)(i)(r)                                     3
      5,080    Cook County, Illinois, Capital Improvement, GO,
                 Series C, 5.50% due 11/15/2012 (a)(h)                     5,534
               Illinois Sports Facilities Authority, State Tax Supported
                 Revenue Bonds (a):
     28,525        5.212% due 6/15/2030 (n)                               26,749
      5,500        5% due 6/15/2032                                        5,729
               Metropolitan Pier and Exposition Authority, Illinois,
                 Dedicated State Tax Revenue Refunding Bonds
                 (McCormick Place Expansion Project):
      7,000        5.50% due 12/15/2024 (d)                                7,342
      3,500        Series B, 5.75% due 6/15/2023 (g)                       3,823
================================================================================
Indiana -- 3.7%
      4,500    Indiana Transportation Finance Authority, Highway
                 Revenue Bonds, Series A, 5.25% due 6/01/2014 (d)(h)       4,911
               Indianapolis, Indiana, Local Public Improvement Bond
                 Bank, Revenue Refunding Bonds (Indianapolis Airport
                 Authority Project), AMT, Series B (g):
      6,470        5.25% due 1/01/2028                                     6,915
      5,055        5.25% due 1/01/2030                                     5,399
================================================================================
Louisiana -- 6.7%
      5,100    Louisiana Local Government Environmental Facilities
                 and Community Development Authority, Revenue
                 Bonds (Capital Projects and Equipment Acquisition),
                 Series A, 6.30% due 7/01/2030 (a)                         6,108
      2,800    Louisiana State Citizens Property Insurance Corporation,
                 Assessment Revenue Bonds, Series B, 5%
                 due 6/01/2023 (a)                                         2,965
      5,300    Louisiana State, Gas and Fuels Tax Revenue Bonds,
                 Series A, 4.75% due 5/01/2039 (f)                         5,429
      4,675    Louisiana State Transportation Authority, Senior Lien
                 Toll Revenue Capital Appreciation Bonds, Series B,
                 5.31% due 12/01/2027 (a)(n)                               1,630
               New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                 Authority, Special Tax, Sub-Series A (a):
      6,150        5.25% due 7/15/2028                                     6,548
      5,000        5% due 7/15/2033                                        5,216
        800    Rapides Financing Authority, Louisiana, Revenue
                 Bonds (Cleco Power LLC Project), AMT, 4.70%
                 due 11/01/2036 (a)                                          804
      1,900    Terrebonne Parish, Louisiana, Hospital Service District
                 Number 1, Hospital Revenue Bonds (Terrebonne
                 General Medical Center Project), 5.50%
                 due 4/01/2033 (a)                                         2,055
================================================================================
Maryland -- 1.3%
      5,615    Baltimore, Maryland, Convention Center Hotel Revenue
                 Bonds, Senior Series A, 5.25% due 9/01/2039 (b)           6,071
================================================================================
Massachusetts -- 9.0%
      3,550    Massachusetts Bay Transportation Authority, Revenue
                 Refunding Bonds (General Transportation System),
                 Series A, 7% due 3/01/2014 (g)                            4,141
     11,400    Massachusetts Bay Transportation Authority, Sales
                 Tax Revenue Refunding Bonds, Senior Series A-2,
                 4.80% due 7/01/2032 (n)                                   3,468
      3,730    Massachusetts Bay, Massachusetts, Transportation
                 Authority, General Transportation System Revenue
                 Refunding Bonds, Series A, 7% due 3/01/2011 (g)           4,158
      2,200    Massachusetts State, HFA, S/F Housing Revenue Bonds,
                 AMT, Series 128, 4.80% due 12/01/2027                     2,212
          3    Massachusetts State Port Authority, Special Facilities
                 Revenue Bonds, DRIVERS, AMT, Series 501, 6.687%
                 due 7/01/2009 (a)(i)(r)                                       3
               Massachusetts State School Building Authority,
                 Dedicated Sales Tax Revenue Bonds, Series A (f):
     14,400        5% due 8/15/2030                                       15,230
      4,300        4.75% due 8/15/2032                                     4,448
      2,400    Massachusetts State Special Obligation Dedicated Tax
                 Revenue Bonds, 5.25% due 1/01/2014 (d)(h)                 2,606
      1,210    Massachusetts State Water Resource Authority,
                 General Revenue Refunding Bonds, Series B, 5.125%
                 due 8/01/2027 (g)                                         1,272
      4,000    Massachusetts State, HFA, Rental Housing Mortgage
                 Revenue Bonds, AMT, Series C, 5.60%
                 due 1/01/2045 (f)                                         4,240
================================================================================
Michigan -- 3.7%
      2,350    Detroit, Michigan, Sewage Disposal System, Second
                 Lien Revenue Bonds, Series B, 5% due 7/01/2036 (d)        2,479
      2,300    Michigan Higher Education Student Loan Authority,
                 Student Loan Revenue Refunding Bonds, AMT,
                 Series XVII-G, 5.20% due 9/01/2020 (a)                    2,397
               Michigan State Hospital Finance Authority, Hospital
                 Revenue Refunding Bonds:
      1,000        (Oakwood Obligated Group), Series A, 5%
                     due 7/15/2025                                         1,033
      1,700        (Detroit Edison Company Pollution Control
                     Project), AMT, Series A, 5.50% due 6/01/2030 (b)      1,829
      3,300        (Detroit Edison Company Pollution Control
                     Project), AMT, Series C, 5.65% due 9/01/2029 (b)      3,499


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              25

                           BlackRock MuniYield Quality Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Michigan (concluded)
    $ 5,800    Michigan State Strategic Fund, Limited Obligation
                 Revenue Refunding Bonds (Detroit Edison Company
                 Pollution Control Project), AMT, Series C, 5.45%
                 due 12/15/2032 (b)                                      $ 6,160
================================================================================
Minnesota -- 0.9%
      4,199    Dakota County, Minnesota, Community Development
                 Agency, S/F Mortgage Revenue Bonds (Mortgage-
                 Backed Securities Program), Series B, 5.15%
                 due 12/01/2038 (o)(p)                                     4,362
================================================================================
Nebraska -- 2.0%
      6,315    Municipal Energy Agency of Nebraska, Power
                 Supply System Revenue Bonds, Series A, 5%
                 due 4/01/2033 (f)                                         6,591
      2,300    Washington County, Nebraska, Wastewater Facilities
                 Revenue Bonds (Cargill Inc. Project), AMT, 5.90%
                 due 11/01/2027                                            2,508
================================================================================
Nevada -- 7.5%
      4,100    Carson City, Nevada, Hospital Revenue Bonds
                 (Carson-Tahoe Hospital Project), Series A, 5.50%
                 due 9/01/2033 (j)                                         4,389
               Clark County, Nevada, Airport System Subordinate
                 Lien Revenue Bonds, Series A-2 (d):
      2,000        5% due 7/01/2030                                        2,090
     19,100        5% due 7/01/2036                                       19,916
      2,300    Clark County, Nevada, IDR (Southwest Gas Corp.
                 Project), AMT, Series A, 4.75% due 9/01/2036 (d)          2,312
      5,710    Washoe County, Nevada, School District, GO, 5.875%
                 due 12/01/2009 (f)(h)                                     6,018
================================================================================
New Hampshire -- 3.4%
     10,000    New Hampshire Health and Education Facilities
                 Authority Revenue Bonds (Dartmouth-Hitchcock
                 Obligation Group, 5.50% due 8/01/2027 (f)                10,728
      5,000    New Hampshire State Business Finance Authority, PCR,
                 Refunding (Public Service Company), AMT,
                 Series D, 6% due 5/01/2021 (g)                            5,196
================================================================================
New Jersey -- 4.4%
               New Jersey EDA, Cigarette Tax Revenue Bonds:
        910        5.75% due 6/15/2029                                       985
      1,385        5.50% due 6/15/2031                                     1,470
      5,500    New Jersey EDA, Motor Vehicle Surcharge Revenue
                 Bonds, Series A, 5.25% due 7/01/2031 (g)                  5,903
               New Jersey EDA, School Facilities Construction
                 Revenue Bonds, Series O:
      3,860        5.125% due 3/01/2028                                    4,107
      7,500        5.125% due 3/01/2030                                    7,969
================================================================================
New York -- 4.7%
      8,990    Metropolitan Transportation Authority, New York,
                 Transportation Revenue Bonds, Series A, 5%
                 due 11/15/2032 (d)                                        9,434
      8,000    New York State Thruway Authority, General Revenue
                 Refunding Bonds, Series G, 5% due 1/01/2032 (f)           8,461
      3,570    Tobacco Settlement Financing Corporation of New York
                 Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)        3,821
================================================================================
Ohio -- 2.2%
      2,500    Columbus, Ohio, City School District, GO (School
                 Facilities Construction and Improvements), 5.25%
                 due 12/01/2014 (f)(h)                                     2,742
      2,000    Jackson, Ohio, Hospital Facilities Revenue Bonds
                 (Consolidated Health System -- Jackson Hospital),
                 6.125% due 10/01/2009 (h)(j)                              2,127
      5,250    Ohio State Air Quality, Development Authority
                 Revenue Bonds (Dayton Power and Light Company
                 Project), 4.80% due 9/01/2036 (d)                         5,322
================================================================================
Oklahoma -- 0.5%
               Tulsa, Oklahoma, Airports Improvement Trust, General
                 Revenue Bonds (Tulsa International Airport), AMT,
                 Series B (d):
      1,000        6% due 6/01/2019                                        1,056
      1,000        6.125% due 6/01/2026                                    1,059
================================================================================
Pennsylvania -- 5.6%
               Pennsylvania State Public School Building Authority,
                 School Lease Revenue Bonds (The School District of
                 Philadelphia Project) (f)(h):
     11,750        5% due 6/01/2013                                       12,555
      6,000        5.25% due 6/01/2013                                     6,492
      6,250    Philadelphia, Pennsylvania, Authority for Industrial
                 Development, Lease Revenue Bonds, Series B, 5.50%
                 due 10/01/2021 (f)                                        6,707
================================================================================
Rhode Island -- 0.5%
      2,500    Providence, Rhode Island, GO, Series A, 5.70%
                 due 7/15/2007 (f)(h)                                      2,535
================================================================================
South Carolina -- 4.6%
      3,750    Berkeley County, South Carolina, School District,
                 Installment Lease Revenue Bonds (Securing Assets for
                 Education Project), 5.125% due 12/01/2030                 3,973
      3,200    Kershaw County, South Carolina, Public Schools
                 Foundation, Installment Power Revenue Refunding
                 Bonds,5% due 12/01/2029 (k)                               3,372
      4,500    Scago Educational Facilities Corporation for Pickens
                 County School District, South Carolina, Revenue
                 Bonds, 5% due 12/01/2031 (f)                              4,734
      8,900    South Carolina Transportation Infrastructure Bank
                 Revenue Bonds, Series A, 5% due 10/01/2033 (a)            9,277
================================================================================
Tennessee -- 3.9%
      7,850    Chattanooga, Tennessee, IDB, Lease Rent Revenue
                 Bonds (Southside Redevelopment Corporation),
                 5.875% due 10/01/2024 (a)                                 8,352
      5,000    Memphis-Shelby County, Tennessee, Airport Authority,
                 Airport Revenue Bonds, AMT, Series D, 6.25%
                 due 3/01/2018 (a)                                         5,335
               Tennessee HDA, Homeownership Revenue Bonds,
                 AMT, Series 2-C (a):
      2,075        6.10% due 7/01/2013                                     2,128
      2,390        6.20% due 7/01/2015                                     2,434
================================================================================
Texas -- 12.0%
      2,000    Austin, Texas, Convention Center Revenue Bonds
                 (Convention Enterprises Inc.), Trust Certificates,
                 Second Tier, Series B, 6% due 1/01/2011 (h)               2,152
      1,000    Bell County, Texas, Health Facilities Development
                 Revenue Bonds (Lutheran General Health Care
                 System), 6.50% due 7/01/2019 (c)                          1,210
               Dallas-Fort Worth, Texas, International Airport Revenue
                 Refunding and Improvement Bonds, AMT, Series A (d):
      1,835        5.875% due 11/01/2017                                   1,971
      2,145        5.875% due 11/01/2018                                   2,304
      2,385        5.875% due 11/01/2019                                   2,562


26              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

                           BlackRock MuniYield Quality Fund, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
===============================================================================
Texas (concluded)
               Gregg County, Texas, Health Facilities Development
                 Corporation, Hospital Revenue Bonds (Good
                 Shepherd Medical Center Project) (h)(j):
    $ 2,600        6.375% due 10/01/2010                              $   2,839
      6,000        6.875% due 10/01/2010                                  6,646
      4,000    Harris County -- Houston Sports Authority, Texas,
                 Revenue Refunding Bonds, Senior Lien, Series G,
                 5.75% due 11/15/2020 (g)                                 4,300
               Leander, Texas, Independent School District, Capital
                 Appreciation, GO, Refunding (School Building) (n):
      9,250        5.46% due 8/15/2028 (d)                                3,142
     13,350        5.58% due 8/15/2035                                    2,999
      6,150    Lewisville, Texas, Independent School District, Capital
                 Appreciation and School Building, GO, Refunding,
                 4.748% due 8/15/2024 (d)(n)                              2,741
      7,150    North Harris County, Texas, Regional Water Authority,
                 Senior Lien Revenue Bonds, 5.125%
                 due 12/15/2035 (g)                                       7,522
      2,100    Texas State Affordable Housing Corporation,
                 S/F Mortgage Revenue Bonds (Professional
                 Educators Program), AMT, Series A-1, 5.50%
                 due 12/01/2039 (o)(p)                                    2,247
      7,200    Texas State Turnpike Authority, Central Texas Turnpike
                 System Revenue Bonds, First Tier, Series A, 5.75%
                 due 8/15/2038 (a)                                        7,813
      4,600    Travis County, Texas, Health Facilities Development
                 Corporation, Revenue Refunding Bonds (Ascension
                 Health Credit), Series A, 6.25% due 11/15/2009 (g)(h)    4,920
===============================================================================
Utah -- 3.7%
     15,000    Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                 (IHC Hospitals Inc.), 6.30% due 2/15/2015 (g)           17,040
===============================================================================
Virginia -- 0.7%
      3,100    Halifax County, Virginia, IDA, Exempt Facility Revenue
                 Refunding Bonds (Old Dominion Electric Cooperative
                 Project), AMT, 5.625% due 6/01/2028 (a)                  3,381
===============================================================================
Washington -- 2.7%
      2,400    Port of Tacoma, Washington, Revenue Refunding Bonds,
                 Series A, 5.25% due 12/01/2014 (a)(h)                    2,633
      5,100    Tacoma, Washington, Regional Water Supply System,
                 Water Revenue Bonds, 5% due 12/01/2032 (g)               5,296
      4,125    Washington State, GO, Series A and AT-6, 6.25%
                 due 2/01/2011 (f)                                        4,338
===============================================================================
Puerto Rico -- 1.6%
      6,925    Puerto Rico Electric Power Authority, Power Revenue
                 Bonds, Series NN, 5.125% due 7/01/2029                   7,243
-------------------------------------------------------------------------------
               Total Municipal Bonds
               (Cost -- $589,010) -- 133.4%                             617,369
===============================================================================

===============================================================================
               Municipal Bonds Held in Trust (m)
===============================================================================
Arizona -- 1.4%
      6,000    Maricopa County, Arizona, Public Finance Corporation,
                 Lease Revenue Bonds, 5.50% due 7/01/2014 (a)             6,403
===============================================================================
California -- 7.0%
      5,700    California State, GO, Refunding, 5.25%
                 due 2/01/2033 (j)                                        6,087
               Golden State Tobacco Securitization Corporation of
                 California, Tobacco Settlement Revenue Bonds,
                 Series B (h):
     10,000        5.50% due 6/01/2013 (b)                               10,927
     14,160        5.625% due 6/01/2013 (k)                              15,568
===============================================================================
Georgia -- 2.3%
     10,000    Atlanta, Georgia, Airport Passenger Facility Charge,
                 Subordinate Lien Revenue Refunding Bonds, Series C,
                 5% due 1/01/2033 (f)                                    10,446
===============================================================================
Illinois -- 9.4%
     10,000    Chicago, Illinois, Board of Education, GO (Chicago
                 School Reform Project), 5.75% due 12/01/2027 (a)        10,312
               Chicago, Illinois, O'Hare International Airport, General
                 Airport Revenue Refunding Bonds, Third Lien, AMT,
                 Series A (g):
     13,665        5.75% due 1/01/2021                                   14,625
      5,000        5.50% due 1/01/2022                                    5,279
     12,500        5.375% due 1/01/2032                                  13,111
===============================================================================
Massachusetts -- 0.9%
      3,825    Massachusetts State Port Authority, Special Facilities
                 Revenue Bonds (Delta Air Lines Inc. Project), AMT,
                 Series A, 5.50% due 1/01/2019 (a)                        4,041
===============================================================================
New Jersey -- 3.1%
               New Jersey EDA, Cigarette Tax Revenue Bonds (e):
      7,150        5.50% due 6/15/2024                                    7,687
      6,000        5.50% due 6/15/2031                                    6,572
===============================================================================
New York -- 3.2%
     13,840    New York City, New York, GO, Series B, 5.875%
                 due 8/01/2016 (g)                                       14,863
===============================================================================
Oregon -- 3.4%
     15,000    Portland, Oregon, Sewer System Revenue Bonds,
                 Series A, 5.75% due 8/01/2010 (d)(h)                    15,946
===============================================================================
Texas -- 2.4%
     10,470    Denton, Texas, Utility System Revenue Bonds, Series A,
                 6% due 12/01/2010 (f)(h)                                11,268
===============================================================================
Washington -- 3.5%
     15,000    Energy Northwest, Washington, Electric Revenue
                 Refunding Bonds (Project Number 1), Series A,
                 5.75% due 7/01/2017 (g)                                 16,364
-------------------------------------------------------------------------------
               Total Municipal Bonds Held in Trust
               (Cost -- $162,425) -- 36.6%                              169,499
===============================================================================

===============================================================================
     Shares
       Held    Short-Term Securities
===============================================================================
      3,015    Merrill Lynch Institutional Tax-Exempt Fund,
                 3.70% (l)(q)                                             3,015
-------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost -- $3,015) -- 0.6%                                   3,015
===============================================================================
Total Investments (Cost -- $754,450*) -- 170.6%                         789,883

Other Assets Less Liabilities -- 0.9%                                     4,092

Liability for Trust Certificates,
Including Interest Expense Payable -- (17.5%)                           (80,904)

Preferred Stock, at Redemption Value -- (54.0%)                        (250,156)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $  462,915
                                                                     ==========


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              27

Schedule of Investments (concluded)
                           BlackRock MuniYield Quality Fund, Inc. (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate Cost .........................................        $ 676,026
                                                                      =========
      Gross unrealized appreciation ..........................        $  34,155
      Gross unrealized depreciation ..........................             (196)
                                                                      ---------
      Net unrealized appreciation ............................        $  33,959
                                                                      =========

(a)   AMBAC Insured.
(b)   XL Capital Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   Assured Guaranty Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(j)   Radian Insured.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund        (3,701)           $87
      --------------------------------------------------------------------------

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
(n) Represents a step or zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(o)   FNMA/GNMA Collateralized.
(p)   FHLMC Collateralized.
(q)   Represents the current yield as of April 30, 2007.
(r) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.
o Forward interest rate swaps outstanding as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                      Notional       Unrealized
                                                       Amount       Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.842% and receive a floating rate based on 1-week Bond Market
      Association Rate

      Broker, JPMorgan Chase
      Expires May 2017                                $40,000          $(596)
      --------------------------------------------------------------------------
      Total                                                            $(596)
                                                                       =====

      See Notes to Financial Statements.


28              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Schedule of Investments as of April 30, 2007 (Unaudited)
                        BlackRock MuniYield Quality Fund II, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Alabama -- 0.7%
    $ 2,000    Jefferson County, Alabama, Limited Obligation School
                 Warrants, Series A, 4.75% due 1/01/2025                 $ 2,037
================================================================================
Arizona -- 0.7%
      1,800    Northern Arizona University System Revenue Bonds,
                 5.50% due 6/01/2014 (c)(g)                                1,993
================================================================================
California -- 24.4%
      7,150    Alameda Corridor Transportation Authority,
                 California, Capital Appreciation Revenue Refunding
                 Bonds, Subordinate Lien, Series A, 5.33%
                 due 10/01/2025 (a)(n)                                     5,917
      3,800    Anaheim, California, Public Financing Authority,
                 Electric System Distribution Facilities Revenue Bonds,
                 Series A, 5% due 10/01/2031 (f)                           3,967
      1,400    Arcadia, California, Unified School District, Capital
                 Appreciation, GO (Election of 2006), Series A,
                 4.96% due 8/01/2039 (f)(n)                                  292
      4,800    Cabrillo, California, Community College District,
                 GO (Election of 2004), Series B, 4.87%
                 due 8/01/2038 (i)(n)                                      1,065
      2,500    California Health Facilities Financing Authority
                 Revenue Bonds (Kaiser Permanente), RIB, Series 26,
                 6.79% due 6/01/2022 (f)(j)                                2,691
               California State, GO, Refunding:
      2,200        5.25% due 9/01/2010 (g)                                 2,312
      1,500        5.125% due 6/01/2027                                    1,569
      1,600    California State Public Works Board, Lease Revenue
                 Bonds (Department of Corrections), Series C, 5%
                 due 6/01/2025                                             1,666
      2,200    California State University, Systemwide Revenue Bonds,
                 Series A, 5% due 11/01/2035 (c)                           2,297
               California State, Various Purpose, GO:
      2,750        5.25% due 11/01/2029                                    2,940
      6,500        5.50% due 11/01/2033                                    7,069
      2,500    Chabot-Las Positas, California, Community College
                 District, GO (Election of 2004), Series B, 4.812%
                 due 8/01/2025 (a)(n)                                      1,055
               East Side Union High School District, California, Santa
                 Clara County, GO (h):
     15,000        Capital Appreciation, Series E, 5.15% due
                     8/01/2029                                             5,053
      1,370        Series D, 5% due 8/01/2026                              1,450
      2,770    Fairfield-Suisun, California, Unified School District,
                 GO (Election of 2002), 5.50% due 8/01/2028 (i)            3,040
               Golden State Tobacco Securitization Corporation of
                 California, Tobacco Settlement Revenue Bonds,
                 Series B (g):
      2,300        5.50% due 6/01/2013 (h)                                 2,513
      3,725        5.625% due 6/01/2013 (b)                                4,095
      2,815    John Swett Unified School District, California, GO,
                 Series A, 5.50% due 8/01/2026 (f)                         3,015
               Metropolitan Water District of Southern California,
                 Waterworks Revenue Bonds, Series B-1 (c):
      2,600        5% due 10/01/2029                                       2,725
      1,475        5% due 10/01/2036                                       1,544
      2,300    Orange County, California, Sanitation District, COP,
                 5% due 2/01/2033 (c)                                      2,398
      2,900    Palm Springs, California, Financing Authority, Lease
                 Revenue Refunding Bonds (Convention Center
                 Project), Series A, 5.50% due 11/01/2029 (i)              3,217
      1,250    Poway, California, Redevelopment Agency, Tax
                 Allocation Refunding Bonds (Paguay Redevelopment
                 Project), 5.125% due 6/15/2033 (a)                        1,307
      5,000    Sacramento, California, Municipal Utility District,
                 Electric Revenue Bonds, Series N,
                 5% due 8/15/2028 (i)                                      5,187
      1,350    Sacramento, California, Unified School District, GO
                 (Election of 2002), 5% due 7/01/2030 (i)                  1,430
      1,100    San Mateo, California, Union High School District,
                 COP (Phase One Projects), Series B, 4.486%
                 due 12/15/2043 (a)(n)                                       622
      1,325    Tamalpais, California, Union High School District, GO
                 (Election of 2001), 5% due 8/01/2028 (f)                  1,386
      2,025    Ventura County, California, Community College District,
                 GO (Election of 2002), Series B, 5% due 8/01/2030 (i)     2,144
================================================================================
Colorado -- 5.7%
               Colorado Health Facilities Authority Revenue Bonds,
                 Series A:
      1,150        (Catholic Health Initiatives), 5.50%
                     due 3/01/2032 (d)                                     1,235
      1,200        (Covenant Retirement Communities Inc.),
                     5.50% due 12/01/2027 (k)                              1,280
        675        (Covenant Retirement Communities Inc.),
                     5.50% due 12/01/2033 (k)                                717
      7,500    E-470 Public Highway Authority, Colorado, Capital
                 Appreciation Revenue Refunding Bonds, Series B,
                 5.607% due 9/01/2032 (i)(n)                               2,073
     10,975    Northwest Parkway, Colorado, Public Highway
                 Authority, Capital Appreciation Revenue
                 Bonds, Senior Convertible, Series C, 5.327%
                 due 6/15/2011 (f)(n)                                     10,074
      1,735    Northwest Parkway, Colorado, Public Highway
                 Authority Revenue Bonds, Series A, 5.50%
                 due 6/15/2021 (a)                                         1,870
================================================================================
District of Columbia -- 0.8%
      4,000    District of Columbia, Revenue Refunding Bonds
                 (Georgetown University Project), 4.598%
                 due 4/01/2018 (a)(n)                                      2,458
================================================================================
Florida -- 2.3%
      1,250    Highlands County, Florida, Health Facilities Authority,
                 Hospital Revenue Bonds (Adventist Health System),
                 Series C, 5.25% due 11/15/2036                            1,308
      1,700    Highlands County, Florida, Health Facilities Authority,
                 Hospital Revenue Refunding Bonds (Adventist
                 Health System), Series G, 5.125% due 11/15/2032           1,759
      3,575    Orange County, Florida, Sales Tax Revenue Refunding
                 Bonds, Series B, 5.125% due 1/01/2032 (c)                 3,755
================================================================================
Georgia -- 6.8%
      5,000    Atlanta, Georgia, Airport General Revenue Refunding
                 Bonds, Series B, 5.25% due 1/01/2033 (f)                  5,354
      5,000    Atlanta, Georgia, Airport Revenue Refunding Bonds,
                 Series A, 5.875% due 1/01/2017 (c)                        5,314
               Atlanta, Georgia, Water and Wastewater
                 Revenue Bonds:
      2,850        5% due 11/01/2034 (f)                                   2,995
        800        Series A, 5% due 11/01/2033 (i)                           832
      4,075        Series A, 5% due 11/01/2039 (i)                         4,236
      1,880    Augusta, Georgia, Water and Sewer Revenue Bonds,
                 5.25% due 10/01/2039 (f)                                  2,018
================================================================================


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              29

                        BlackRock MuniYield Quality Fund II, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Illinois -- 15.7%
               Chicago, Illinois, O'Hare International Airport Revenue
                 Bonds, Third Lien, AMT, Series B-2:
    $ 5,200        5.75% due 1/01/2023 (f)                               $ 5,709
      2,200        6% due 1/01/2029 (h)                                    2,463
      2,460    Cook County, Illinois, Capital Improvement, GO,
                 Series C, 5.50% due 11/15/2012 (a)(g)                     2,680
     10,000    Illinois Regional Transportation Authority Revenue
                 Bonds, 6.50% due 7/01/2026 (i)                           13,007
     21,675    Illinois Sports Facilities Authority, State Tax Supported
                 Revenue Bonds, 5.264% due 6/15/2030 (a)(n)               20,325
      3,500    Metropolitan Pier and Exposition Authority, Illinois,
                 Dedicated State Tax Revenue Bonds (McCormick
                 Place Expansion), Series A, 5% due 12/15/2028 (i)         3,654
================================================================================
Indiana -- 2.4%
      6,750    Indiana Transportation Finance Authority, Highway
                 Revenue Bonds, Series A, 5.25% due 6/01/2014 (c)(g)       7,366
================================================================================
Louisiana -- 8.2%
      1,850    Jefferson Parish, Louisiana, Home Mortgage Authority,
                 S/F Mortgage Revenue Bonds, AMT, Series B-1,
                 6.65% due 12/01/2033 (e)(i)                               1,924
      5,500    Lafayette, Louisiana, Utilities Revenue Bonds, 5%
                 due 11/01/2028 (i)                                        5,795
      2,300    Louisiana Local Government Environmental Facilities
                 and Community Development Authority, Revenue
                 Bonds (Capital Projects and Equipment Acquisition),
                 Series A, 6.30% due 7/01/2030 (a)                         2,754
      1,800    Louisiana State Citizens Property Insurance
                 Corporation, Assessment Revenue Bonds, Series B,
                 5% due 6/01/2023 (a)                                      1,906
      3,500    Louisiana State, Gas and Fuels Tax Revenue Bonds,
                 Series A, 4.75% due 5/01/2039 (f)                         3,585
      3,185    Louisiana State Transportation Authority, Senior Lien
                 Toll Revenue Capital Appreciation Bonds, Series B,
                 5.31% due 12/01/2027 (a)(n)                               1,110
      4,200    New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                 Authority, Special Tax, Sub-Series A, 5.25%
                 due 7/15/2028 (a)                                         4,472
      1,750    Rapides Financing Authority, Louisiana, Revenue
                 Bonds (Cleco Power LLC Project), AMT, 4.70%
                 due 11/01/2036 (a)                                        1,758
      1,300    Terrebonne Parish, Louisiana, Hospital Service District
                 Number 1, Hospital Revenue Bonds (Terrebonne
                 General Medical Center Project), 5.50%
                 due 4/01/2033 (a)                                         1,406
================================================================================
Massachusetts -- 3.5%
      1,500    Massachusetts State HFA, S/F Housing Revenue Bonds,
                 AMT, Series 128, 4.80% due 12/01/2027 (f)                 1,508
      5,800    Massachusetts State School Building Authority,
                 Dedicated Sales Tax Revenue Bonds, Series A,
                 5% due 8/15/2030 (f)                                      6,134
      1,800    Massachusetts State Special Obligation Dedicated Tax
                 Revenue Bonds, 5.25% due 1/01/2014 (c)(g)                 1,955
        840    Massachusetts State Water Resource Authority,
                 General Revenue Refunding Bonds, Series B,
                 5.125% due 8/01/2027 (i)                                    883
================================================================================
Michigan -- 3.7%
      1,500    Detroit, Michigan, Sewage Disposal System, Second Lien
                 Revenue Bonds, Series B, 5% due 7/01/2036 (c)             1,582
      1,000    Michigan Higher Education Student Loan Authority,
                 Student Loan Revenue Refunding Bonds, AMT,
                 Series XVII-G, 5.20% due 9/01/2020 (a)                    1,042
      3,335    Michigan State Hospital Finance Authority, Hospital
                 Revenue Refunding Bonds (Sparrow Obligated
                 Group), 5% due 11/15/2036                                 3,431
               Michigan State Strategic Fund, Limited Obligation
                 Revenue Refunding Bonds (Detroit Edison
                 Company Pollution Control Project), AMT (h):
      1,000        Series A, 5.50% due 6/01/2030                           1,076
      3,900        Series C, 5.45% due 12/15/2032                          4,142
================================================================================
Minnesota -- 0.9%
      2,699    Dakota County, Minnesota, Community Development
                 Agency, S/F Mortgage Revenue Bonds (Mortgage-
                 Backed Securities Program), Series B, 5.15%
                 due 12/01/2038 (e)(p)                                     2,804
================================================================================
Missouri -- 1.9%
               Saint Louis County, Missouri, Pattonville R-3 School
                 District, GO (Missouri Direct Deposit Program) (c)(g):
      4,000        5.75% due 3/01/2010                                     4,254
      1,500        6% due 3/01/2010                                        1,606
================================================================================
Nebraska -- 0.4%
      1,300    Municipal Energy Agency of Nebraska, Power
                 Supply System Revenue Bonds, Series A, 5%
                 due 4/01/2033 (f)                                         1,357
================================================================================
Nevada -- 3.2%
      2,800    Carson City, Nevada, Hospital Revenue Bonds
                 (Carson -- Tahoe Hospital Project), Series A,
                 5.50% due 9/01/2033 (k)                                   2,997
               Clark County, Nevada, Airport System Subordinate
                 Lien Revenue Bonds, Series A-2 (c):
      1,500        5% due 7/01/2030                                        1,568
      2,700        5% due 7/01/2036                                        2,815
      2,200    Clark County, Nevada, IDR (Southwest Gas Corp.
                 Project), AMT, Series A, 4.75% due 9/01/2036 (c)          2,211
================================================================================
New Jersey -- 5.9%
               New Jersey EDA, Cigarette Tax Revenue Bonds:
      1,070        5.75% due 6/15/2029                                     1,158
        500        5.50% due 6/15/2031                                       531
               New Jersey EDA, Motor Vehicle Surcharge Revenue
                 Bonds, Series A (i):
      2,400        5% due 7/01/2029                                        2,525
      4,800        5.25% due 7/01/2033                                     5,149
               New Jersey EDA, School Facilities Construction
                 Revenue Bonds:
      4,250        Series O, 5.125% due 3/01/2028                          4,522
      4,000        Series P, 5.125% due 9/01/2028                          4,258
================================================================================
New Mexico -- 2.2%
      6,295    New Mexico State Highway Commission, Tax
                 Revenue Bonds, Senior Sub-Lien, Series A, 6%
                 due 6/15/2010 (f)(g)                                      6,709
================================================================================
New York -- 10.4%
               Metropolitan Transportation Authority, New York,
                 Transportation Revenue Bonds, Series A:
      1,800        5% due 11/15/2032 (c)                                   1,889
      7,500        5% due 11/15/2035                                       7,901


30              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

                        BlackRock MuniYield Quality Fund II, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
New York (concluded)
    $ 9,280    Nassau Health Care Corporation, New York, Health
                 System Revenue Bonds, 5.75% due 8/01/2009 (f)(g)        $ 9,877
      5,000    New York State Dormitory Authority, Revenue
                 Refunding Bonds (State University Educational
                 Facilities), 5.75% due 5/15/2010 (c)(g)                   5,347
      6,115    Tobacco Settlement Financing Corporation of New York
                 Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)        6,545
================================================================================
Ohio -- 4.6%
      7,100    Ohio State Air Quality, Development Authority
                 Revenue Bonds (Dayton Power and Light Company
                 Project), 4.80% due 9/01/2036 (c)                         7,198
               Plain, Ohio, Local School District, GO, Refunding (c):
      5,120        6% due 6/01/2011 (g)                                    5,571
      1,170        6% due 12/01/2020                                       1,268
================================================================================
Pennsylvania -- 3.9%
      5,500    Pennsylvania State Public School Building Authority,
                 School Lease Revenue Bonds (The School District of
                 Philadelphia Project), 5% due 6/01/2013 (f)(g)            5,877
      3,230    Philadelphia, Pennsylvania, Authority for Industrial
                 Development, Lease Revenue Bonds, Series B,
                 5.50% due 10/01/2020 (f)                                  3,480
      2,350    Philadelphia, Pennsylvania, Gas Works Revenue
                 Refunding Bonds, 1998 General Ordinance,
                 7th Series, 5% due 10/01/2032                             2,476
================================================================================
Rhode Island -- 1.4%
      4,010    Rhode Island State Health and Educational Building
                 Corporation, Higher Education Facilities Revenue
                 Bonds (University of Rhode Island), Series A,
                 5.70% due 9/15/2009 (g)(i)                                4,230
================================================================================
South Carolina -- 4.8%
      2,450    Berkeley County, South Carolina, School District,
                 Installment Lease Revenue Bonds (Securing Assets
                 for Education Project), 5.125% due 12/01/2030             2,595
      2,075    Kershaw County, South Carolina, Public Schools
                 Foundation, Installment Power Revenue Refunding
                 Bonds, 5% due 12/01/2029 (b)                              2,186
      3,000    Scago Educational Facilities Corporation for Pickens
                 County School District, South Carolina, Revenue
                 Bonds, 5% due 12/01/2031 (f)                              3,156
      6,100    South Carolina Transportation Infrastructure Bank
                 Revenue Bonds, Series A, 5% due 10/01/2033 (a)            6,358
================================================================================
Tennessee -- 0.8%
      2,150    Chattanooga, Tennessee, IDB, Lease Rent Revenue
                 Bonds (Southside Redevelopment Corporation),
                 5.875% due 10/01/2024 (a)                                 2,287
================================================================================
Texas -- 10.6%
      2,000    Corpus Christi, Texas, Utility System Revenue Refunding
                 Bonds, Series A, 6% due 7/15/2010 (f)(g)                  2,137
      4,000    Gregg County, Texas, Health Facilities Development
                 Corporation, Hospital Revenue Bonds (Good
                 Shepherd Medical Center Project), 6.875%
                 due 10/01/2010 (g)(k)                                     4,431
               Leander, Texas, Independent School District, Capital
                 Appreciation, GO, Refunding (School Building) (n):
      9,345        5.51% due 8/15/2030 (c)                                 2,827
      8,800        5.58% due 8/15/2035                                     1,977
      3,915    Lewisville, Texas, Independent School District, Capital
                 Appreciation and School Building, GO, Refunding,
                 4.67% due 8/15/2024 (c)(n)                                1,745
      3,500    Lower Colorado River Authority, Texas, PCR
                 (Samsung Austin Semiconductor), AMT, 6.375%
                 due 4/01/2027                                             3,576
      4,925    North Harris County, Texas, Regional Water
                 Authority, Senior Lien Revenue Bonds, 5.125%
                 due 12/15/2035 (i)                                        5,181
      1,300    Texas State Affordable Housing Corporation,
                 S/F Mortgage Revenue Bonds (Professional
                 Educators Program), AMT, Series A-1, 5.50%
                 due 12/01/2039 (e)(p)                                     1,391
               Texas State Turnpike Authority, Central Texas Turnpike
                 System Revenue Bonds, First Tier, Series A (a):
      4,800        5.75% due 8/15/2038                                     5,209
      3,600        5.50% due 8/15/2039                                     3,862
================================================================================
Virginia -- 0.8%
      2,100    Halifax County, Virginia, IDA, Exempt Facility Revenue
                 Refunding Bonds (Old Dominion Electric Cooperative
                 Project), AMT, 5.625% due 6/01/2028 (a)                   2,291
================================================================================
Washington -- 5.4%
      7,470    Port of Seattle, Washington, Revenue Bonds, AMT,
                 Series B, 6% due 2/01/2016 (i)                            7,937
      1,600    Port of Tacoma, Washington, Revenue Refunding
                 Bonds, Series A, 5.25% due 12/01/2014 (a)(g)              1,755
      6,150    Seattle, Washington, Municipal Light and Power
                 Revenue Bonds, 6% due 10/01/2009 (g)(i)                   6,535
================================================================================
Puerto Rico -- 1.2%
      3,375    Puerto Rico Electric Power Authority, Power Revenue
                 Bonds, Series NN, 5.125% due 7/01/2029                    3,530
--------------------------------------------------------------------------------
               Total Municipal Bonds
               (Cost -- $383,241) -- 133.3%                              404,030
================================================================================

================================================================================
               Municipal Bonds Held in Trust (j)
================================================================================
California -- 1.4%
      3,900    California State, GO, Refunding, 5.25%
                 due 2/01/2033 (k)                                         4,165
================================================================================
Georgia -- 5.9%
     17,000    Atlanta, Georgia, Airport Passenger Facility Charge,
                 Subordinate Lien Revenue Refunding Bonds,
                 Series C, 5% due 1/01/2033 (f)                           17,758
================================================================================
Illinois -- 5.9%
      9,500    Chicago, Illinois, O'Hare International Airport, General
                 Airport Revenue Refunding Bonds, Third Lien, AMT,
                 Series A, 5.50% due 1/01/2022 (i)                        10,030
      7,250    Metropolitan Pier and Exposition Authority, Illinois,
                 Dedicated State Tax Revenue Refunding Bonds
                 (McCormick Place Expansion Project), Series B,
                 5.75% due 6/15/2023 (i)                                   7,920
================================================================================


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              31

Schedule of Investments (concluded)
                        BlackRock MuniYield Quality Fund II, Inc. (in Thousands)

       Face
     Amount    Municipal Bonds Held in Trust (j)                          Value
===============================================================================
Massachusetts -- 8.7%
    $20,000    Massachusetts State HFA, Housing Revenue Bonds
                 (Rental Mortgage), AMT, Series F, 5.25%
                 due 1/01/2046 (f)                                     $ 20,581
               Massachusetts State Port Authority, Special Facilities
                 Revenue Bonds (Delta Air Lines Inc. Project), AMT,
                 Series A (a):
      2,900        5.50% due 1/01/2016                                    3,064
      2,670        5.50% due 1/01/2019                                    2,821
===============================================================================
New Jersey -- 3.1%
               New Jersey EDA, Cigarette Tax Revenue Bonds (l):
      4,600        5.50% due 6/15/2024                                    4,945
      4,000        5.50% due 6/15/2031                                    4,382
===============================================================================
Pennsylvania -- 2.3%
      6,670    Delaware River Port Authority of Pennsylvania and
                 New Jersey Revenue Bonds, 6% due 1/01/2017 (f)           7,052
===============================================================================
South Carolina -- 5.6%
               Charleston Educational Excellence Financing
                 Corporation, South Carolina, Revenue Bonds
                 (Charleston County School District) (l):
      2,725        5.25% due 12/01/2028                                   2,942
      2,425        5.25% due 12/01/2029                                   2,618
        880        5.25% due 12/01/2030                                     949
     10,000    South Carolina Transportation Infrastructure Bank
                 Revenue Bonds, Series A, 5% due 10/01/2033 (a)          10,423
===============================================================================
Texas -- 2.2%
      6,500    Dallas-Fort Worth, Texas, International Airport Revenue
                 Bonds, AMT, Series A, 6% due 11/01/2028 (c)              6,806
-------------------------------------------------------------------------------
               Total Municipal Bonds Held in Trust
               (Cost -- $104,401) -- 35.1%                              106,456
===============================================================================

===============================================================================
     Shares
       Held    Short-Term Securities
===============================================================================
      2,814    Merrill Lynch Institutional Tax-Exempt Fund,
                 3.70% (m)(o)                                             2,814
-------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost -- $2,814) -- 0.9%  2,814
===============================================================================
Total Investments (Cost -- $490,456*) -- 169.3%                         513,300

Other Assets Less Liabilities -- 0.4%                                     1,109

Liability for Trust Certificates,
Including Interest Expense Payable -- (16.9%)                           (51,152)

Preferred Stock, at Redemption Value -- (52.8%)                        (160,132)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $  303,125
                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................        $ 440,723
                                                                      =========
      Gross unrealized appreciation ..........................        $  22,271
      Gross unrealized depreciation ..........................             (204)
                                                                      ---------
      Net unrealized appreciation ............................        $  22,067
                                                                      =========

(a)   AMBAC Insured.
(b)   CIFG Insured.
(c)   FGIC Insured.
(d)   Escrowed to maturity.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g)   Prerefunded.
(h)   XL Capital Insured.
(i)   MBIA Insured.
(j) Securities represent underlying bonds transferred to a separate securitization trust established in a tenor option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details for Municipal Bonds Held in Trust.
(k)   Radian Insured.
(l)   Assured Guaranty Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund        (3,101)           $71
      --------------------------------------------------------------------------

(n) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(o)   Represents the current yield as of April 30, 2007.
(p)   FHLMC Collateralized.
o Forward interest rate swaps outstanding as of April 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.753% and receive a floating rate based on 1-Week Bond
      Market Association rate

      Broker, JPMorgan Chase
      Expires May 2017                                 $30,500         $(242)

      Pay a fixed rate of 3.686% and receive a floating rate based on 1-Week Bond
      Market Association rate

      Broker, JPMorgan Chase
      Expires August 2017                              $22,500           (40)
      --------------------------------------------------------------------------
      Total                                                            $(282)
                                                                       =====

      See Notes to Financial Statements.


32              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Statements of Net Assets

                                                                                       BlackRock        BlackRock       BlackRock
                                                                        BlackRock      MuniYield        MuniYield       MuniYield
                                                                        MuniYield       Insured          Quality         Quality
As of April 30, 2007 (Unaudited)                                       Fund, Inc.      Fund, Inc.       Fund, Inc.    Fund II, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value* .....   $1,033,355,561  $1,808,157,766  $  786,868,185  $  510,485,718
           Investments in affiliated securities, at value** ......          814,176              --       3,014,519       2,814,342
           Cash ..................................................              105          52,141          79,932          76,426
           Interest receivable ...................................       16,929,218      25,199,667      11,223,973       7,003,955
           Receivable for securities sold ........................       10,977,814      10,753,200       4,471,336       1,850,925
           Unrealized appreciation on forward interest rate swaps                --         163,965              --              --
           Prepaid expenses and other assets .....................           22,570          32,431          51,416          22,203
                                                                     --------------------------------------------------------------
           Total assets ..........................................    1,062,099,444   1,844,359,170     805,709,361     522,253,569
                                                                     --------------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
           Trust certificates ....................................       36,112,500     182,665,000      79,897,914      50,510,000
           Collateral for swaps ..................................          600,000              --              --              --
           Unrealized depreciation on forward interest rate swaps                --       4,680,475         596,240         282,445
           Interest expense payable ..............................          509,441       2,217,211       1,006,433         642,198
           Payable for securities purchased ......................        7,620,146      55,178,440       8,923,635       6,086,931
           Payable to investment adviser .........................          414,545         653,579         291,747         189,258
           Payable for swaps .....................................               --              --              --          17,549
           Dividends payable to Common Stock shareholders ........        3,060,195       3,768,975       1,734,240       1,118,347
           Payable to other affiliates ...........................           11,410          17,808           8,050           5,229
           Accrued expenses and other liabilities ................          251,702         313,199         180,979         144,321
                                                                     --------------------------------------------------------------
           Total liabilities .....................................       48,579,939     249,494,687      92,639,238      58,996,278
                                                                     --------------------------------------------------------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Preferred Stock, at redemption value, par value $.05
             and $.10 per share*** of AMPS@ at $25,000 per share
             liquidation preference ..............................      343,363,012     570,560,184     250,155,596     160,131,903
                                                                     --------------------------------------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets applicable to Common Stock .................   $  670,156,493  $1,024,304,299  $  462,914,527  $  303,125,388
                                                                     ==============================================================


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              33

Statements of Net Assets (concluded)

                                                                                        BlackRock       BlackRock       BlackRock
                                                                        BlackRock       MuniYield       MuniYield       MuniYield
                                                                        MuniYield        Insured         Quality         Quality
As of April 30, 2007 (Unaudited)                                        Fund, Inc.      Fund, Inc.      Fund, Inc.    Fund II, Inc.
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
           Undistributed investment income -- net ................   $    4,013,309  $    4,857,326  $      912,488  $      816,138
           Undistributed (accumulated) realized capital gains
             (losses) -- net .....................................      (36,714,810)      2,705,693         905,671     (34,065,139)
           Unrealized appreciation -- net ........................       57,755,556      72,761,059      34,836,808      22,561,969
                                                                     --------------------------------------------------------------
           Total accumulated earnings (losses) -- net ............       25,054,055      80,324,078      36,654,967     (10,687,032)
           Common Stock, par value $.10 per share+ ...............        4,500,287       6,730,313       3,042,526       2,236,693
           Paid-in capital in excess of par ......................      640,602,151     937,249,908     423,217,034     311,575,727
                                                                     --------------------------------------------------------------
           Net assets applicable to Common Stock .................   $  670,156,493  $1,024,304,299  $  462,914,527  $  303,125,388
                                                                     ==============================================================
           Net asset value per share of Common Stock .............   $        14.89  $        15.22  $        15.21  $        13.55
                                                                     ==============================================================
           Market price ..........................................   $        15.71  $        14.33  $        14.39  $        12.67
                                                                     ==============================================================
             * Identified cost on unaffiliated securities ........   $  975,600,005  $1,730,880,197  $  751,435,137  $  487,641,304
                                                                     ==============================================================
            ** Identified cost on affiliated securities ..........   $      814,176              --  $    3,014,519  $    2,814,342
                                                                     ==============================================================
           *** Preferred Stock authorized, issued and outstanding:
                 Series A Shares, $.05 per share .................            1,800              --           2,000           2,000
                                                                     ==============================================================
                 Series A Shares, $.10 per share .................               --           2,200              --              --
                                                                     ==============================================================
                 Series B Shares, $.05 per share .................            1,800              --           2,000           2,000
                                                                     ==============================================================
                 Series B Shares, $.10 per share .................               --           2,200              --              --
                                                                     ==============================================================
                 Series C Shares, $.05 per share .................            1,800              --           2,000           2,000
                                                                     ==============================================================
                 Series C Shares, $.10 per share .................               --           2,200              --              --
                                                                     ==============================================================
                 Series D Shares, $.05 per share .................            1,800              --           2,000              --
                                                                     ==============================================================
                 Series D Shares, $.10 per share .................               --           2,200              --             400
                                                                     ==============================================================
                 Series E Shares, $.05 per share .................            2,800              --           2,000              --
                                                                     ==============================================================
                 Series E Shares, $.10 per share .................               --           4,000              --              --
                                                                     ==============================================================
                 Series F Shares, $.05 per share .................            1,720              --              --              --
                                                                     ==============================================================
                 Series F Shares, $.10 per share .................               --           2,400              --              --
                                                                     ==============================================================
                 Series G Shares, $.05 per share .................            2,000              --              --              --
                                                                     ==============================================================
                 Series G Shares, $.10 per share .................               --           2,400              --              --
                                                                     ==============================================================
                 Series H Shares, $.10 per share .................               --           2,600              --              --
                                                                     ==============================================================
                 Series I Shares, $.10 per share .................               --           2,600              --              --
                                                                     ==============================================================
             + Common Stock issued and outstanding ...............       45,002,872      67,303,125      30,425,258      22,366,930
                                                                     ==============================================================

      @     Auction Market Preferred Stock.

      See Notes to Financial Statements.


34              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Statements of Operations

                                                                                       BlackRock        BlackRock       BlackRock
                                                                        BlackRock      MuniYield        MuniYield       MuniYield
                                                                        MuniYield       Insured          Quality         Quality
For the Six Months Ended April 30, 2007 (Unaudited)                     Fund, Inc.     Fund, Inc.       Fund, Inc.    Fund II, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
           Interest ..............................................   $   26,486,056  $   40,663,174  $   17,917,343  $   11,621,728
           Dividends from affiliates .............................          119,563          71,331          86,665          70,642
                                                                     --------------------------------------------------------------
           Total income ..........................................       26,605,619      40,734,505      18,004,008      11,692,370
                                                                     --------------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
           Investment advisory fees ..............................        2,517,300       3,966,607       1,773,230       1,152,049
           Interest expense and fees .............................          732,215       3,431,442       1,582,872         987,125
           Commission fees .......................................          442,287         710,665         315,638         204,957
           Accounting services ...................................          139,579         184,211         110,922          78,619
           Transfer agent fees ...................................           61,574          82,379          45,762          35,655
           Professional fees .....................................           42,040          35,185          28,919          26,425
           Custodian fees ........................................           23,460          39,268          18,905          12,527
           Printing and shareholder reports ......................           24,094          38,307          17,585          11,829
           Pricing fees ..........................................           17,286          17,653          12,771          10,546
           Directors' fees and expenses ..........................           18,606          25,578          14,725          11,602
           Listing fees ..........................................            8,242          11,528           5,291           4,663
           Other .................................................           45,271          56,079          36,809          23,687
                                                                     --------------------------------------------------------------
           Total expenses before reimbursement ...................        4,071,954       8,598,902       3,963,429       2,559,684
           Reimbursement of expenses .............................           (7,025)         (3,459)         (4,980)         (4,063)
                                                                     --------------------------------------------------------------
           Total expenses after reimbursement ....................        4,064,929       8,595,443       3,958,449       2,555,621
                                                                     --------------------------------------------------------------
           Investment income -- net ..............................       22,540,690      32,139,062      14,045,559       9,136,749
                                                                     --------------------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
           Realized gain (loss) on:
               Investments -- net ................................        3,662,213       8,831,953       1,757,296       1,063,193
               Forward interest rate swaps -- net ................          353,000       4,401,228         607,454      (1,179,452)
                                                                     --------------------------------------------------------------
           Total realized and unrealized gain (loss) -- net ......        4,015,213      13,233,181       2,364,750        (116,259)
                                                                     --------------------------------------------------------------
           Change in unrealized appreciation/depreciation on:
               Investments -- net ................................       (6,114,916)    (13,570,745)     (3,944,118)     (2,328,194)
               Forward interest rate swaps -- net ................               --      (4,744,322)       (585,405)      1,018,151
                                                                     --------------------------------------------------------------
           Total change in unrealized
             appreciation/depreciation -- net ....................       (6,114,916)    (18,315,067)     (4,529,523)     (1,310,043)
                                                                     --------------------------------------------------------------
           Total realized and unrealized loss -- net .............       (2,099,703)     (5,081,886)     (2,164,773)     (1,426,302)
                                                                     --------------------------------------------------------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ..............................       (5,979,290)    (10,052,224)     (4,441,346)     (2,851,952)
                                                                     --------------------------------------------------------------
           Total dividends to Preferred Stock shareholders .......       (5,979,290)    (10,052,224)     (4,441,346)     (2,851,952)
                                                                     --------------------------------------------------------------
           Net Increase in Net Assets Resulting from Operations ..   $   14,461,697  $   17,004,952  $    7,439,440  $    4,858,495
                                                                     ==============================================================

      See Notes to Financial Statements.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              35

Statements of Changes in Net Assets               BlackRock MuniYield Fund, Inc.

                                                                                             For the Six
                                                                                            Months Ended         For the
                                                                                              April 30,        Year Ended
                                                                                                2007           October 31,
Increase (Decrease) in Net Assets:                                                           (Unaudited)          2006
==========================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ...................................................   $   22,540,690    $   48,122,220
           Realized gain -- net .......................................................        4,015,213        11,351,444
           Change in unrealized appreciation -- net ...................................       (6,114,916)       16,345,769
           Dividends to Preferred Stock shareholders ..................................       (5,979,290)      (11,212,348)
                                                                                          --------------------------------
           Net increase in net assets resulting from operations .......................       14,461,697        64,607,085
                                                                                          --------------------------------
==========================================================================================================================
Dividends and Distributions to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ...................................................      (18,648,645)      (42,053,117)
           Realized gain -- net .......................................................               --          (137,799)
                                                                                          --------------------------------
           Net decrease in net assets resulting from dividends and distributions to
             Common Stock shareholders ................................................      (18,648,645)      (42,190,916)
                                                                                          --------------------------------
==========================================================================================================================
Stock Transactions
--------------------------------------------------------------------------------------------------------------------------
           Value of shares issued to Common Stock shareholders in reinvestment of
             dividends ................................................................        1,976,579         5,095,713
           Adjustment of offering costs resulting from the issuance of Preferred Stock                --            30,397
                                                                                          --------------------------------
           Net increase in net assets derived from stock transactions .................        1,976,579         5,126,110
                                                                                          --------------------------------
==========================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets applicable to Common Stock .........       (2,210,369)       27,542,279
           Beginning of period ........................................................      672,366,862       644,824,583
                                                                                          --------------------------------
           End of period* .............................................................   $  670,156,493    $  672,366,862
                                                                                          ================================
               * Undistributed investment income -- net ...............................   $    4,013,309    $    6,100,554
                                                                                          ================================

      See Notes to Financial Statements.


36              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Statements of Changes in Net Assets       BlackRock MuniYield Insured Fund, Inc.

                                                                                             For the Six
                                                                                            Months Ended        For the
                                                                                              April 30,       Year Ended
                                                                                                2007          October 31,
Increase (Decrease) in Net Assets:                                                           (Unaudited)         2006
==========================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ...................................................   $   32,139,062    $   65,901,797
           Realized gain (loss) -- net ................................................       13,233,181          (894,104)
           Change in unrealized appreciation/depreciation -- net ......................      (18,315,067)       32,084,422
           Dividends and distributions to Preferred Stock shareholders ................      (10,052,224)      (19,896,916)
                                                                                          --------------------------------
           Net increase in net assets resulting from operations .......................       17,004,952        77,195,199
                                                                                          --------------------------------
==========================================================================================================================
Dividends and Distributions to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ...................................................      (22,748,456)      (52,496,438)
           Realized gain -- net .......................................................               --       (22,672,673)
                                                                                          --------------------------------
           Net decrease in net assets resulting from dividends and distributions to
             Common Stock shareholders ................................................      (22,748,456)      (75,169,111)
                                                                                          --------------------------------
==========================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets applicable to Common Stock .........       (5,743,504)        2,026,088
           Beginning of period ........................................................    1,030,047,803     1,028,021,715
                                                                                          --------------------------------
           End of period* .............................................................   $1,024,304,299    $1,030,047,803
                                                                                          ================================
               * Undistributed investment income -- net ...............................   $    4,857,326    $    5,518,944
                                                                                          ================================

      See Notes to Financial Statements.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              37

Statements of Changes in Net Assets       BlackRock MuniYield Quality Fund, Inc.

                                                                                             For the Six
                                                                                            Months Ended         For the
                                                                                              April 30,        Year Ended
                                                                                                2007           October 31,
Increase (Decrease) in Net Assets:                                                           (Unaudited)          2006
==========================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ...................................................   $   14,045,559    $   30,209,734
           Realized gain -- net .......................................................        2,364,750         3,133,924
           Change in unrealized appreciation/depreciation -- net ......................       (4,529,523)        7,934,032
           Dividends to Preferred Stock shareholders ..................................       (4,441,346)       (8,213,090)
                                                                                          --------------------------------
           Net increase in net assets resulting from operations .......................        7,439,440        33,064,600
                                                                                          --------------------------------
==========================================================================================================================
Dividends to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ...................................................      (10,527,139)      (23,944,678)
                                                                                          --------------------------------
           Net decrease in net assets resulting from dividends to Common Stock
             shareholders .............................................................      (10,527,139)      (23,944,678)
                                                                                          --------------------------------
==========================================================================================================================
Stock Transactions
--------------------------------------------------------------------------------------------------------------------------
           Offering and underwriting costs, including adjustments, resulting from the
             issuance of Preferred Stock ..............................................               --            (4,076)
                                                                                          --------------------------------
           Net decrease in net assets derived from Capital Stock transactions .........               --            (4,076)
                                                                                          --------------------------------
==========================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets applicable to Common Stock .........       (3,087,699)        9,115,846
           Beginning of period ........................................................      466,002,226       456,886,380
                                                                                          --------------------------------
           End of period* .............................................................   $  462,914,527    $  466,002,226
                                                                                          ================================
               * Undistributed investment income -- net ...............................   $      912,488    $    1,835,414
                                                                                          ================================

      See Notes to Financial Statements.


38              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Statements of Changes in Net Assets    BlackRock MuniYield Quality Fund II, Inc.

                                                                                            For the Six
                                                                                           Months Ended         For the
                                                                                             April 30,        Year Ended
                                                                                               2007           October 31,
Increase (Decrease) in Net Assets:                                                          (Unaudited)          2006
==========================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ...................................................   $    9,136,749    $   19,260,899
           Realized gain (loss) -- net ................................................         (116,259)        3,512,017
           Change in unrealized appreciation/depreciation -- net ......................       (1,310,043)        4,732,128
           Dividends to Preferred Stock shareholders ..................................       (2,851,952)       (5,311,655)
                                                                                          --------------------------------
           Net increase in net assets resulting from operations .......................        4,858,495        22,193,389
                                                                                          --------------------------------
==========================================================================================================================
Dividends to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------------
           Investment income -- net ...................................................       (6,844,280)      (15,858,153)
                                                                                          --------------------------------
           Net decrease in net assets resulting from dividends to Common Stock
             shareholders .............................................................       (6,844,280)      (15,858,153)
                                                                                          --------------------------------
==========================================================================================================================
Stock Transactions
--------------------------------------------------------------------------------------------------------------------------
           Offering and underwriting costs, including adjustments, resulting from the
             issuance of Preferred Stock ..............................................               --            54,002
                                                                                          --------------------------------
           Net increase (decrease) in net assets resulting from stock transactions ....               --            54,002
                                                                                          --------------------------------
==========================================================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets applicable to Common Stock .........       (1,985,785)        6,389,238
           Beginning of period ........................................................      305,111,173       298,721,935
                                                                                          --------------------------------
           End of period* .............................................................   $  303,125,388    $  305,111,173
                                                                                          ================================
               * Undistributed investment income -- net ...............................   $      816,138    $    1,375,621
                                                                                          ================================

      See Notes to Financial Statements.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              39

Statements of Cash Flows

                                                                                             BlackRock         BlackRock
                                                                                             MuniYield         MuniYield
                                                                                              Quality           Quality
For the Six Months Ended April 30, 2007 (Unaudited)                                          Fund, Inc.      Fund II, Inc.
==========================================================================================================================
Cash Provided by Operating Activities
--------------------------------------------------------------------------------------------------------------------------
           Net increase in net assets resulting from operations .......................   $    7,439,440    $    4,858,495
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Decrease in receivables ................................................          383,438           194,981
               Decrease in other assets and prepaid expenses ..........................            1,040            15,190
               Increase (decrease) in other liabilities ...............................       (1,362,373)          141,570
               Increase in dividends payable to Preferred Stock shareholders ..........           22,146             7,068
           Realized and unrealized gain (loss) on investments and forward interest rate
             swaps -- net .............................................................        2,164,773         1,426,302
           Realized gain (loss) on forward interest rate swaps ........................          607,454        (1,179,452)
           Amortization of premium and discount .......................................          551,181          (209,463)
           Proceeds from sales of long-term securities ................................       53,687,717        43,155,924
           Purchases of long-term securities ..........................................      (58,163,978)      (45,522,847)
           Net proceeds from sales of short-term investments ..........................        3,701,399         3,100,618
                                                                                          --------------------------------
           Cash provided by operating activities ......................................        9,032,237         5,988,386
                                                                                          --------------------------------
==========================================================================================================================
Cash Used for Financing Activities
--------------------------------------------------------------------------------------------------------------------------
           Dividends and distributions paid to Common Stock shareholders ..............       (8,974,913)       (5,927,134)
                                                                                          --------------------------------
           Cash used for financing activities .........................................       (8,974,913)       (5,927,134)
                                                                                          --------------------------------
==========================================================================================================================
Cash
--------------------------------------------------------------------------------------------------------------------------
           Net increase in cash .......................................................           57,324            61,252
           Cash at beginning of period ................................................           22,608            15,174
                                                                                          --------------------------------
           Cash at end of period ......................................................   $       79,932    $       76,426
                                                                                          ================================
==========================================================================================================================
Cash Flow Information
--------------------------------------------------------------------------------------------------------------------------
           Cash paid for interest .....................................................   $    4,469,340    $    3,841,762
                                                                                          ================================
           Dividends and distributions paid to Preferred Stock shareholders ...........   $    2,953,859    $    4,419,200
                                                                                          ================================

      See Notes to Financial Statements.


40              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Financial Highlights                              BlackRock MuniYield Fund, Inc.

                                          For the Six
The following per share data and ratios  Months Ended                           For the Year Ended October 31,
have been derived from information       April 30, 2007     ----------------------------------------------------------------------
provided in the financial statements.     (Unaudited)          2006           2005           2004           2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $    14.98        $    14.48     $    14.31     $    13.85     $    13.28     $    13.55
                                          ----------------------------------------------------------------------------------------
Investment income -- net ..............          .50+             1.08+          1.11+          1.09+          1.06+          1.04
Realized and unrealized gain
  (loss) -- net .......................         (.04)              .61            .21            .41            .52           (.31)
Dividends and distributions to
  Preferred Stock  shareholders:
    Investment income -- net ..........         (.13)             (.25)          (.16)          (.07)          (.07)          (.08)
    Realized gain -- net ..............           --                --++           --             --             --             --
                                          ----------------------------------------------------------------------------------------
Total from investment operations ......          .33              1.44           1.16           1.43           1.51            .65
                                          ----------------------------------------------------------------------------------------
Less dividends and distributions to
  Common Stock shareholders:
    Investment income -- net ..........         (.42)             (.94)          (.99)          (.96)          (.94)          (.92)
    Realized gain -- net ..............           --                --++           --             --             --             --
                                          ----------------------------------------------------------------------------------------
Total dividends and distributions to
  Common Stock shareholders ...........         (.42)             (.94)          (.99)          (.96)          (.94)          (.92)
                                          ----------------------------------------------------------------------------------------
Offering and underwriting costs,
  including adjustments, resulting from
  issuance of Preferred Stock .........           --                --@            --++         (.01)            --             --
                                          ----------------------------------------------------------------------------------------
Net asset value, end of period ........   $    14.89        $    14.98     $    14.48     $    14.31     $    13.85     $    13.28
                                          ========================================================================================
Market price per share, end of period .   $    15.71        $    15.76     $    14.20     $    13.74     $    13.29     $    12.88
                                          ========================================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....         2.19%@@@         10.30%          8.38%         11.04%         11.99%          5.07%
                                          ========================================================================================
Based on market price per share .......         2.48%@@@         18.33%         10.69%         11.11%         10.80%          (.94%)
                                          ========================================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement
  and excluding interest expense and
  fees** ..............................         1.00%@@           1.01%          1.02%           .97%           .99%          1.01%
                                          ========================================================================================
Total expenses, net of reimbursement**          1.22%@@           1.29%          1.26%          1.13%          1.14%          1.24%
                                          ========================================================================================
Total expenses** ......................         1.22%@@           1.29%          1.26%          1.14%          1.14%          1.24%
                                          ========================================================================================
Total investment income -- net** ......         6.76%@@           7.35%          7.55%          7.75%          7.86%          7.97%
                                          ========================================================================================
Amount of dividends to Preferred Stock
  shareholders ........................         1.79%@@           1.71%          1.10%           .51%           .50%           .74%
                                          ========================================================================================
Investment income -- net, to Common
  Stock shareholders ..................         4.97%@@           5.64%          6.45%          7.24%          7.36%          7.23%
                                          ========================================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
Dividends to Preferred Stock
  shareholders ........................         3.52%@@           3.26%          2.09%          1.05%          1.02%          1.50%
                                          ========================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock,
  end of period (in thousands) ........   $  670,156        $  672,367     $  644,825     $  636,019     $  615,169     $  590,101
                                          ========================================================================================
Preferred Stock outstanding at
  liquidation preference, end of period
  (in thousands) ......................      343,000        $  343,000     $  343,000     $  343,000     $  293,000     $  293,000
                                          ========================================================================================
Portfolio turnover ....................           10%               32%            30%            22%            56%            94%
                                          ========================================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .............   $    2,954        $    2,960     $    2,880     $    2,854     $    3,100     $    3,014
                                          ========================================================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
Series A -- Investment income -- net ..   $      433        $      819     $      524     $      266     $      256     $      346
                                          ========================================================================================
Series B -- Investment income -- net ..   $      452        $      809     $      549     $      268     $      274     $      369
                                          ========================================================================================
Series C -- Investment income -- net ..   $      427        $      846     $      531     $      268     $      261     $      353
                                          ========================================================================================
Series D -- Investment income -- net ..   $      422        $      826     $      509     $      260     $      281     $      504
                                          ========================================================================================
Series E -- Investment income -- net ..   $      440        $      803     $      522     $      244     $      236     $      346
                                          ========================================================================================
Series F -- Investment income -- net ..   $      438        $      806     $      494     $      253     $      247     $      324
                                          ========================================================================================
Series G+++ -- Investment income -- net   $      436        $      807     $      533     $       60             --             --
                                          ========================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Amount is less than $(.01) per share.
+++   Series G was issued on August 31, 2004.
@     Amount is less than $.01 per share.
@@    Annualized.
@@@   Aggregate total investment return.

      See Notes to Financial Statements.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              41

Financial Highlights                      BlackRock MuniYield Insured Fund, Inc.

                                          For the Six
The following per share data and ratios   Months Ended                          For the Year Ended October 31,
have been derived from information       April 30, 2007     ----------------------------------------------------------------------
provided in the financial statements.     (Unaudited)          2006           2005           2004           2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $    15.30        $    15.27     $    15.59     $    15.36     $    15.15     $    15.18
                                          ----------------------------------------------------------------------------------------
Investment income -- net ..............          .48@              .98@          1.04@          1.04@          1.08@          1.07
Realized and unrealized gain
  (loss) -- net .......................         (.07)              .46           (.22)           .25            .16           (.04)
Dividends and distributions to
  Preferred Stock shareholders:
    Investment income -- net ..........         (.15)             (.25)          (.16)          (.07)          (.08)          (.11)
    Realized gain -- net ..............           --              (.04)          (.02)            --             --             --+
                                          ----------------------------------------------------------------------------------------
Total from investment operations ......          .26              1.15            .64           1.22           1.16            .92
                                          ----------------------------------------------------------------------------------------
Less dividends and distributions to
  Common Stock shareholders:
    Investment income -- net ..........         (.34)             (.78)          (.95)          (.97)          (.95)          (.95)
    Realized gain -- net ..............           --              (.34)          (.01)            --             --             --+
                                          ----------------------------------------------------------------------------------------
Total dividends, including adjustments,
  and distributions to Common Stock
  shareholders ........................         (.34)            (1.12)          (.96)          (.97)          (.95)          (.95)
                                          ----------------------------------------------------------------------------------------
Offering and underwriting costs
  resulting from issuance of Preferred
  Stock ...............................           --                --           --++           (.02)            --             --
                                          ----------------------------------------------------------------------------------------
Net asset value, end of period ........   $    15.22        $    15.30     $    15.27     $    15.59     $    15.36     $    15.15
                                          ========================================================================================
Market price per share, end of period .   $    14.33        $    14.36     $    14.70     $    14.57     $    14.51     $    14.31
                                          ========================================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....         1.85%+++          8.09%          4.54%          8.52%          8.18%          6.52%
                                          ========================================================================================
Based on market price per share .......         2.17%+++          5.38%          7.69%          7.36%          8.19%          1.42%
                                          ========================================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement
  and excluding interest expense and
  fees** ..............................         1.01%@@@          1.02%          1.01%           .95%           .94%           .97%
                                          ========================================================================================
Total expenses, net of reimbursement**          1.68%@@@          1.67%          1.60%          1.19%          1.18%          1.23%
                                          ========================================================================================
Total expenses** ......................         1.68%@@@          1.67%          1.60%          1.19%          1.18%          1.24%
                                          ========================================================================================
Total investment income -- net** ......         6.29%@@@          6.52%          6.62%          6.77%          6.99%          7.16%
                                          ========================================================================================
Amount of dividends to Preferred Stock
  shareholders ........................         1.97%@@@          1.67%          1.05%           .51%           .49%           .73%
                                          ========================================================================================
Investment income -- net, to Common
  Stock shareholders ..................         4.32%@@@          4.85%          5.57%          6.26%          6.50%          6.43%
                                          ========================================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
Dividends to Preferred Stock
  shareholders ........................         3.56%@@@          2.96%          1.94%          1.08%          1.06%          1.53%
                                          ========================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock,
  end of period (in thousands) ........   $1,024,304        $1,030,048     $1,028,022     $1,049,423     $  953,662     $  940,852
                                          ========================================================================================
Preferred Stock outstanding at
  liquidation preference, end of period
  (in thousands) ......................   $  570,000        $  570,000     $  570,000     $  570,000     $  440,000     $  440,000
                                          ========================================================================================
Portfolio turnover ....................           43%               95%           105%           122%            95%            82%
                                          ========================================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .............   $    2,797        $    2,807     $    2,804     $    2,841     $    3,167     $    3,138
                                          ========================================================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
Series A -- Investment income -- net ..   $      433        $      763     $      478     $      272     $      270     $      364
                                          ========================================================================================
Series B -- Investment income -- net ..   $      447        $      750     $      481     $      283     $      273     $      364
                                          ========================================================================================
Series C -- Investment income -- net ..   $      451        $      744     $      502     $      251     $      268     $      360
                                          ========================================================================================
Series D -- Investment income -- net ..   $      433        $      779     $      474     $      264     $      247     $      348
                                          ========================================================================================
Series E -- Investment income -- net ..   $      435        $      729     $      471     $      259     $      240     $      352
                                          ========================================================================================
Series F -- Investment income -- net ..   $      450        $      766     $      481     $      271     $      274     $      359
                                          ========================================================================================
Series G -- Investment income -- net ..   $      441        $      714     $      487     $      269     $      304     $      545
                                          ========================================================================================
Series H@@ -- Investment income -- net    $      441        $      725     $      493     $       63             --             --
                                          ========================================================================================
Series I@@ -- Investment income -- net    $      440        $      718     $      498     $       65             --             --
                                          ========================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $(.01) per share.
++    Amount is less than $.01 per share.
+++   Aggregate total investment return.
@     Based on average shares outstanding.
@@    Series H and Series I were issued on August 23, 2004.
@@@   Annualized.

      See Notes to Financial Statements.


42              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Financial Highlights                      BlackRock MuniYield Quality Fund, Inc.

                                          For the Six
The following per share data and ratios   Months Ended                          For the Year Ended October 31,
have been derived from information       April 30, 2007     ----------------------------------------------------------------------
provided in the financial statements.     (Unaudited)          2006           2005           2004           2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $    15.32        $    15.02     $    15.54     $    15.36     $    15.19     $    15.27
                                          ----------------------------------------------------------------------------------------
Investment income -- net ..............          .46+              .99+           .99+          1.03+          1.07+          1.06
Realized and unrealized gain
  (loss) -- net .......................         (.07)              .37           (.39)           .19            .13           (.13)
Dividends and distributions to
  Preferred Stock shareholders:
    Investment income -- net ..........         (.15)             (.27)          (.14)          (.07)          (.07)          (.09)
    Realized gain -- net ..............           --                --             --             --             --             --@
                                          ----------------------------------------------------------------------------------------
Total from investment operations ......          .24              1.09            .46           1.15           1.13            .84
                                          ----------------------------------------------------------------------------------------
Less dividends and distributions to
  Common Stock shareholders:
    Investment income -- net ..........         (.35)             (.79)          (.96)          (.97)          (.96)          (.91)
    Realized gain -- net ..............           --                --             --             --             --           (.01)
                                          ----------------------------------------------------------------------------------------
Total dividends and distributions to
  Common Stock shareholders ...........         (.35)             (.79)          (.96)          (.97)          (.96)          (.92)
                                          ----------------------------------------------------------------------------------------
Offering and underwriting costs,
  including adjustments, resulting from
  the issuance of Preferred Stock .....           --                --@          (.02)            --             --             --
                                          ----------------------------------------------------------------------------------------
Net asset value, end of period ........   $    15.21        $    15.32     $    15.02     $    15.54     $    15.36     $    15.19
                                          ========================================================================================
Market price per share, end of period .   $    14.39        $    14.48     $    14.27     $    14.83     $    14.35     $    13.74
                                          ========================================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....         1.69%@@@          7.78%          3.10%          8.26%          8.13%          6.12%
                                          ========================================================================================
Based on market price per share .......         1.79%@@@          7.22%          2.64%         10.58%         11.68%          2.94%
                                          ========================================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement
  and excluding interest expenses and
  fees** ..............................         1.03%@@           1.04%           .96%           .94%           .94%           .96%
                                          ========================================================================================
Total expenses, net of reimbursement**          1.72%@@           1.75%           .96%           .94%           .94%           .96%
                                          ========================================================================================
Total expenses** ......................         1.72%@@           1.76%           .96%           .95%           .95%           .96%
                                          ========================================================================================
Total investment income -- net** ......         6.09%@@           6.61%          6.46%          6.74%          6.89%          7.03%
                                          ========================================================================================
Amount of dividends to Preferred Stock
  shareholders ........................         1.93%@@           1.80%           .93%           .45%           .42%           .61%
                                          ========================================================================================
Investment income -- net, to Common
  Stock shareholders ..................         4.16%@@           4.81%          5.53%          6.29%          6.47%          6.42%
                                          ========================================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
Dividends to Preferred Stock
  shareholders ........................         3.58%@@           3.29%          2.12%          1.04%           .99%          1.40%
                                          ========================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock,
  end of period (in thousands) ........   $  462,915        $  466,002     $  456,886     $  472,848     $  467,370     $  462,156
                                          ========================================================================================
Preferred Stock outstanding at
  liquidation preference, end of period
  (in thousands) ......................   $  250,000        $  250,000     $  250,000     $  200,000     $  200,000     $  200,000
                                          ========================================================================================
Portfolio turnover ....................            7%               33%            29%            28%            30%            37%
                                          ========================================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .............   $    2,852        $    2,864     $    2,828     $    3,364     $    3,337     $    3,311
                                          ========================================================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
Series A -- Investment income -- net ..   $      455        $      830     $      540     $      271     $      273     $      370
                                          ========================================================================================
Series B -- Investment income -- net ..   $      441        $      810     $      520     $      255     $      238     $      337
                                          ========================================================================================
Series C -- Investment income -- net ..   $      438        $      844     $      536     $      261     $      253     $      349
                                          ========================================================================================
Series D -- Investment income -- net ..   $      447        $      815     $      514     $      251     $      228     $      339
                                          ========================================================================================
Series E ++ -- Investment income -- net   $      440        $      808     $       72             --             --             --
                                          ========================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Series E was issued on September 21, 2005.
@     Amount is less than $(.01) per share.
@@    Annualized.
@@@   Aggregate total investment return.

      See Notes to Financial Statements.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              43

Financial Highlights                   BlackRock MuniYield Quality Fund II, Inc.

                                          For the Six
The following per share data and ratios   Months Ended                          For the Year Ended October 31,
have been derived from information       April 30, 2007     ----------------------------------------------------------------------
provided in the financial statements.     (Unaudited)          2006           2005           2004           2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $    13.64        $    13.36     $    13.72     $    13.44     $    13.27     $    13.21
                                          ----------------------------------------------------------------------------------------
Investment income -- net ..............          .41+              .86+           .89+           .94+           .97+           .94
Realized and unrealized gain
  (loss) -- net .......................         (.06)              .37           (.25)           .27            .09             --++
Dividends to Preferred Stock
  shareholders from investment
  income -- net .......................         (.13)             (.24)          (.14)          (.07)          (.07)          (.10)
                                          ----------------------------------------------------------------------------------------
Total from investment operations ......          .22               .99            .50           1.14            .99            .84
                                          ----------------------------------------------------------------------------------------
Less dividends to Common Stock
  shareholders from investment
  income -- net .......................         (.31)             (.71)          (.85)          (.86)          (.82)          (.78)
                                          ----------------------------------------------------------------------------------------
Offering and underwriting costs,
  including adjustments, resulting from
  the issuance of Preferred Stock .....           --                --++         (.01)            --             --             --
                                          ----------------------------------------------------------------------------------------
Net asset value, end of period ........   $    13.55        $    13.64     $    13.36     $    13.72     $    13.44     $    13.27
                                          ========================================================================================
Market price per share, end of period .   $    12.67        $    12.93     $    12.86     $    12.69     $    12.18     $    11.75
                                          ========================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....         1.76%@            7.98%          3.98%          9.32%          8.28%          7.27%
                                          ========================================================================================
Based on market price per share .......          .37%@            6.34%          8.21%         11.57%         10.83%          3.95%
                                          ========================================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement
  and excluding interest expenses and
  fees*** .............................         1.04%*            1.05%          1.03%          1.01%          1.03%          1.06%
                                          ========================================================================================
Total expenses, net of reimbursement***         1.69%*            1.66%          1.49%          1.21%          1.30%          1.42%
                                          ========================================================================================
Total expenses*** .....................         1.69%*            1.66%          1.49%          1.22%          1.31%          1.42%
                                          ========================================================================================
Total investment income -- net*** .....         6.05%*            6.44%          6.51%          7.00%          7.17%          7.26%
                                          ========================================================================================
Amount of dividends to Preferred Stock
  shareholders ........................         1.89%*            1.78%          1.03%           .51%           .50%           .78%
                                          ========================================================================================
Investment income -- net, to Common
  Stock shareholders ..................         4.16%*            4.66%          5.48%          6.49%          6.67%          6.48%
                                          ========================================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
Dividends to Preferred Stock
  shareholders ........................         3.59%*            3.32%          2.08%          1.04%          1.00%          1.51%
                                          ========================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock,
  end of period (in thousands) ........   $  303,125        $  305,111     $  298,722     $  306,764     $  300,502     $  296,847
                                          ========================================================================================
Preferred Stock outstanding at
  liquidation preference, end of period
  (in thousands) ......................   $  160,000        $  160,000     $  160,000     $  150,000     $  150,000     $  150,000
                                          ========================================================================================
Portfolio turnover ....................            9%               37%            29%            27%            35%            34%
                                          ========================================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .............   $    2,895        $    2,907     $    2,867     $    3,045     $    3,003     $    2,979
                                          ========================================================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
Series A -- Investment income -- net ..   $      451        $      832     $      536     $      271     $      276     $      390
                                          ========================================================================================
Series B -- Investment income -- net ..   $      446        $      860     $      514     $      253     $      240     $      388
                                          ========================================================================================
Series C -- Investment income -- net ..   $      440        $      803     $      510     $      252     $      235     $      351
                                          ========================================================================================
Series D+++ -- Investment income -- net   $      442        $      804     $       71             --             --             --
                                          ========================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Amount is less than $.01 per share.
+++   Series D was issued on September 21, 2005.
@     Aggregate total investment return.

      See Notes to Financial Statements.


44              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. (the "Funds" or individually as the "Fund"), are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbol MYD for BlackRock MuniYield Fund, Inc., MYI for BlackRock MuniYield Insured Fund, Inc., MQY for BlackRock MuniYield Quality Fund, Inc. and MQT for BlackRock MuniYield Quality Fund II, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of each of the Funds under the general direction of the respective Board of Directors. Such valuations and procedures are reviewed periodically by the Boards of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Effective April 2, 2007, short-term securities purchased with a maturity of greater than 60 days may be valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              45

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- Certain Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as liability for trust certificates. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At April 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the liability for trust certificates were:

--------------------------------------------------------------------------------
                                                                     Underlying
                                                                      Municipal
                             Liability           Range of               Bonds
                             for Trust           Interest            Transferred
                           Certificates            Rates               to TOBs
--------------------------------------------------------------------------------
BlackRock
  MuniYield
Fund, Inc. ........        $ 36,112,500        3.95% - 3.98%        $ 77,803,233
BlackRock
  MuniYield Insured
Fund, Inc. ........        $182,665,000        3.92% - 4.02%        $390,354,034
BlackRock
  MuniYield Quality
Fund, Inc. ........        $ 79,897,914        3.95% - 4.02%        $169,499,155
BlackRock
  MuniYield Quality
Fund II, Inc. .....        $ 50,510,000        3.91% - 4.02%        $106,455,776
--------------------------------------------------------------------------------

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund's investments in TOB Residuals likely will adversely affect a Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset values per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substan-


46              SEMI-ANNUAL REPORTS                     APRIL 30, 2007
tially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.

Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs -- Direct expenses relating to the public offering of each Fund's Preferred Stock were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded back to capital.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each of the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each of the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Investment Advisory Agreement between each Fund and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Funds' manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Manager is responsible for the management of each of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager indirectly through its investment in the Black Rock Institutional Tax-Exempt Fund. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                    For the Six
                                                                   Months Ended
                                                                  April 30, 2007
                                                                   Reimbursement
                                                                    by Manager
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. ...............................        $7,025
BlackRock MuniYield Insured Fund, Inc. .......................        $3,459
BlackRock MuniYield Quality Fund, Inc. .......................        $4,980
BlackRock MuniYield Quality Fund II, Inc. ....................        $4,063
--------------------------------------------------------------------------------


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              47

In addition, the Manager has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC, an affiliate of the Manager, with respect to each Fund, under which the Manager pays the Sub-Adviser for services it provides a fee that is a percentage of the management fee paid by each Fund to the Manager.

The Funds reimbursed the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                  Reimbursement
                                                                  to the Manager
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. ..............................        $ 9,813
BlackRock MuniYield Insured Fund, Inc. ......................        $15,011
BlackRock MuniYield Quality Fund, Inc. ......................        $ 6,885
BlackRock MuniYield Quality Fund II, Inc. ...................        $ 4,462
--------------------------------------------------------------------------------

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                   Total               Total
                                                 Purchases             Sales
--------------------------------------------------------------------------------
BlackRock MuniYield
  Fund, Inc. ...........................        $117,225,723        $108,061,910
BlackRock MuniYield
  Insured Fund, Inc. ...................        $809,963,306        $762,862,940
BlackRock MuniYield
  Quality Fund, Inc. ...................        $ 65,079,294        $ 58,154,053
BlackRock MuniYield
  Quality Fund II, Inc. ................        $ 50,304,370        $ 45,006,849
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock

BlackRock MuniYield Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 and during the year ended October 31, 2006, increased by 132,043 and 346,987, respectively, as a result of dividend reinvestment.

BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 and the year ended October 31, 2006 remained constant.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a liquidation preference of $25,000 per share, plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                           BlackRock   BlackRock    BlackRock
                             BlackRock     MuniYield   MuniYield    MuniYield
                             MuniYield      Insured     Quality      Quality
                             Fund, Inc.    Fund, Inc.  Fund, Inc.  Fund II, Inc.
--------------------------------------------------------------------------------
Series A ..............        3.42%         3.65%        3.70%        3.75%
Series B ..............        3.75%         3.70%        3.85%        3.85%
Series C ..............        3.62%         3.62%        3.849%       3.92%
Series D ..............        3.54%         3.56%        3.88%        3.80%
Series E ..............        3.88%         3.86%        3.92%          --
Series F ..............        3.80%         3.80%          --           --
Series G ..............        3.55%         3.82%          --           --
Series H ..............          --          3.90%          --           --
Series I ..............          --          3.88%          --           --
--------------------------------------------------------------------------------

Shares issued and outstanding for each of the Funds during the six months ended April 30, 2007 and during the year ended October 31, 2006 remained constant.


48              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

Notes to Financial Statements (concluded)

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. .................................        $161,904
BlackRock MuniYield Insured Fund, Inc. .........................        $223,849
BlackRock MuniYield Quality Fund, Inc. .........................        $119,850
BlackRock MuniYield Quality Fund II, Inc. ......................        $ 91,505
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

BlackRock MuniYield Fund, Inc.

At October 31, 2006, the Fund had a net capital loss carryforward of $34,653,455, of which $2,657,924 expires in 2007, $25,806,020 expires in 2008,
$6,000,235 expires in 2009 and $189,276 expires in 2010. These amounts will be available to offset like amounts of any future taxable gains.

BlackRock MuniYield Insured Fund, Inc.

At October 31, 2006, the Fund had a net capital loss carryforward of $1,489,118, all of which expires in 2014. These amounts will be available to offset like amounts of any future taxable gains.

BlackRock MuniYield Quality Fund, Inc.

At October 31, 2006, the Fund had a net capital loss carryforward of $1,773, all of which expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.

BlackRock MuniYield Quality Fund II, Inc.

At October 31, 2006, the Fund had a net capital loss carryforward of $32,892,456, of which $181,057 expires in 2007, $26,079,903 expires in 2008,
$1,096,837 expires in 2010 and $5,534,659 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 1, 2007, each Fund paid a tax-exempt income dividend to holders of Common Stock of record on May 15, 2007. The amount of the tax-exempt income dividend per share was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                        Amount
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. ................................        $.068000
BlackRock MuniYield Insured Fund, Inc. ........................        $.056000
BlackRock MuniYield Quality Fund, Inc. ........................        $.057000
BlackRock MuniYield Quality Fund II, Inc. .....................        $.050000
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              49

Officers and Directors

Robert C. Doll, Jr., Fund President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Theodore R. Jaeckel Jr., Vice President
Michael A. Kalinoski, Vice President
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

BlackRock MuniYield Fund, Inc. and
BlackRock MuniYield Quality Fund II, Inc.

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Address of the Funds

P.O. Box 9011
Princeton, NJ 08543-9011

BlackRock MuniYield Insured Fund, Inc. and
BlackRock MuniYield Quality Fund, Inc.

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Investment Objectives

NYSE Symbol       BlackRock MuniYield Fund, Inc. seeks to provide shareholders
MYD               with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol       BlackRock MuniYield Insured Fund, Inc. seeks to provide
MYI               shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol       BlackRock MuniYield Quality Fund, Inc. seeks to provide
MQY               shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol       BlackRock MuniYield Quality Fund II, Inc. seeks to provide
MQT               shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.
                  The Fund invests primarily in insured municipal bonds.


50              SEMI-ANNUAL REPORTS                     APRIL 30, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


          SEMI-ANNUAL REPORTS                     APRIL 30, 2007              51

These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #MYQII-4/07

Item 2 -  Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniYield Insured Fund, Inc.

Date: June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniYield Insured Fund, Inc.

Date: June 19, 2007


By: /s/ Donald C. Burke
    --------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniYield Insured Fund, Inc.

Date: June 19, 2007